UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:

IronBridge Funds, Inc.

Address of Principal Executive Offices: (Number, Street, City, State Zip Code)

One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181

Area Code and Telephone Number:

(630) 684-8300

Name and Address of Agent for Service:

John G. Davis, President - Address above

With a copy to:

Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, IL 60601
Attn: Arthur Don and Paul K. Morton

Approximate Date of Proposed Public Offering:

July 16, 2010

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.  The Registrant hereby requests that the Commission, acting pursuant to Section 8(a), declare this Registration Statement effective no later than May 10, 2010.

Title of Securities Being Registered: Shares of beneficial interest of:

IronBridge Frontegra Small Cap Fund

IronBridge Frontegra SMID Fund

IronBridge Frontegra Global Fund

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it is registering an indefinite number of securities.

[Insert Frontegra Funds, Inc. Logo]

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Frontegra IronBridge Global Focus Fund

May       , 2010

Dear Shareholder:

We are writing to inform you of the upcoming special meeting (the “Special Meeting”) of shareholders of the Frontegra IronBridge Small Cap Fund (“Small Cap Fund”), Frontegra IronBridge SMID Fund (“SMID Fund”) and Frontegra IronBridge Global Focus Fund (“Global Fund” and, together with the Small Cap Fund and SMID Fund, the “Funds”), each a series of Frontegra Funds, Inc. (“Frontegra”) to vote on important proposals affecting the Funds.  The Special Meeting will be held on June 29, 2010 at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook Illinois 60062.

We are asking shareholders of the Small Cap Fund and SMID Fund to approve a new investment advisory agreement between Frontegra, on behalf of the Small Cap Fund and SMID Fund, and IronBridge Capital Management, L.P. (“ICM”), pursuant to which ICM will continue to serve as the investment adviser to these Funds.  Following notification to the Board of Directors of Frontegra (the “Frontegra Board”) that Frontegra Asset Management, Inc. (“FAM”) wished to resign as the investment adviser to the Small Cap Fund and SMID Fund and that those Funds’ subadviser, ICM, wished to become the successor investment adviser to those Funds, the Frontegra Board, on February 24, 2010, approved FAM’s resignation and the replacement of FAM by ICM, each becoming effective as of March 1, 2010.  In order to avoid disruption of the Small Cap and SMID Funds’ investment management program, the Frontegra Board approved an interim advisory agreement (the “Interim Agreement”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which ICM has served as the investment adviser to the Small Cap Fund and SMID Fund since March 1, 2010.  The Interim Agreement will remain in effect until shareholders of the Small Cap Fund and SMID Fund approve a new investment advisory agreement or July 29, 2010, whichever is sooner.  The fees to be paid to ICM under the new advisory agreement will be identical to the fees paid to ICM under the Interim Agreement.

We are also asking shareholders of each Fund to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of each Fund into a corresponding portfolio of IronBridge Funds, Inc. (“IronBridge” and each such portfolio an “IronBridge Fund”).  Under the terms of the Plan approved by the Frontegra Board, each Fund will transfer all of its assets to the corresponding IronBridge Fund in exchange for shares of the IronBridge Fund, and the assumption by the IronBridge Fund of all of the liabilities of the Fund.  The Fund will then distribute, pro rata, to its shareholders of record as of the date of the Reorganization, all of the IronBridge Fund shares received by the Fund in complete liquidation and termination of the Fund as a series of Frontegra.  If the Reorganization is approved, shareholders of the Funds will become shareholders of the corresponding IronBridge Funds.  Each IronBridge Fund will have the same investment objective and substantially similar policies, strategies and restrictions and the same advisory fee as the corresponding Fund.

The question and answer section that follows discusses the proposals, and the Combined Proxy Statement and Prospectus itself provides greater detail about the proposals.   The Frontegra Board recommends that you read the enclosed materials carefully and vote FOR each proposal on which you are asked to vote.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting), or (ii) to vote in person at the Special Meeting:

•                  Mail: Complete and return the enclosed proxy card(s).

•                  Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•                  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•                  In person: Attend the special shareholder meeting on June 29, 2010.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Special Meeting, you can vote in advance using one of the other methods.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

William D. Forsyth III
President of Frontegra Funds, Inc.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTEGRA FUNDS, INC.

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Frontegra IronBridge Global Focus Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Frontegra IronBridge Small Cap Fund (“Small Cap Fund”), Frontegra IronBridge SMID Fund (“SMID Fund”) and Frontegra IronBridge Global Focus Fund (collectively, the “Funds”), each a series of Frontegra Funds, Inc. (“Frontegra”), will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on June 29, 2010, at 10:00 a.m., local time, for the purpose of considering the proposals set forth below and transacting such other business as may be properly brought before the Special Meeting.

For shareholders of the Small Cap Fund and SMID Fund:

1.                                       To approve a new investment advisory agreement between Frontegra, on behalf of the Small Cap Fund and SMID Fund, and IronBridge Capital Management, L.P.

For shareholders of all the Funds:

2.                                       To approve the Agreement and Plan of Reorganization (the “Plan”) between Frontegra, on behalf of the Funds, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Fund (the “IronBridge Funds”).  Under the Plan, (i) all of the assets and liabilities of each Fund would be transferred to the corresponding IronBridge Fund; (ii) each shareholder of the Fund would receive shares of the IronBridge Fund in an amount equal to the value of such shareholder’s holdings in the Fund; and (iii) the Fund would be liquidated and terminated as a series of Frontegra.

The Board of Directors of Frontegra recommends that shareholders vote FOR each proposal.

Only shareholders of record of the Funds at the close of business on April 30, 2010 (the “Record Date”), the record date for this Special Meeting, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III
Secretary of Frontegra Funds, Inc.

Northbrook, Illinois

May     , 2010

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Funds’ continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so.

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated May     , 2010

FOR THE REORGANIZATION OF

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund and

Frontegra IronBridge Global Focus Fund,

each a series of Frontegra Funds, Inc.,

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

into, respectively,

IronBridge Frontegra Small Cap Fund

IronBridge Frontegra SMID Fund and

IronBridge Frontegra Global Fund,

each a series of IronBridge Funds, Inc.,

One Parkview Plaza, Suite 600

Oakbrook Terrace, Illinois 60181

Fund Name	Investment Objective

IronBridge Frontegra Small Cap Fund	Capital Appreciation

IronBridge Frontegra SMID Fund	Capital Appreciation

IronBridge Frontegra Global Fund	Long-Term Capital Appreciation

Sponsored by:

IronBridge Capital Management, L.P.

This Combined Proxy Statement and Prospectus sets forth concisely the information about IronBridge Funds, Inc. (“IronBridge”) and three of its series, IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Fund (collectively, the “IronBridge Funds”), that a prospective investor ought to know before investing.

This Combined Proxy Statement and Prospectus should be retained for future reference.

Additional information about Frontegra Funds, Inc. (“Frontegra”) and three of its series, Frontegra IronBridge Small Cap Fund (“Small Cap Fund”), Frontegra IronBridge SMID Fund (“SMID Fund”) and Frontegra IronBridge Global Focus Fund (the “Global Fund” and, collectively with the Small Cap and SMID Funds, the “Funds”) has been filed with the United States Securities and Exchange Commission (“SEC”).  Such filings include the Funds’ Prospectuses and Statements of Additional Information (“SAIs”) filed with the SEC on September 17, 2009 (in the case of the Global Fund) and October 28, 2009 (in the case of the Small Cap and SMID Funds), Frontegra’s Annual Report filed with the SEC on September 4, 2009 (which contains information about the Small Cap and SMID Funds) and Frontegra’s Semi-Annual Report covering all of the Funds filed with the SEC on March 10, 2010.  Each of the foregoing Prospectuses, SAIs, Annual Report and Semi-Annual Report, as well as IronBridge’s Statement of Additional Information to this Combined Proxy Statement and Prospectus, are incorporated herein by reference and therefore legally are part of this Combined Proxy Statement and Prospectus.  Frontegra’s and IronBridge’s other filings with the SEC, including the foregoing, are available upon oral or written request and without charge by contacting Frontegra or IronBridge, as applicable, at the addresses above or by calling, toll-free, [TBD].

Information about a Fund or an IronBridge Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund or an IronBridge Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

A registration statement relating to the securities of the series of IronBridge has been filed with the SEC and the securities of the series of IronBridge may not be sold until that registration statement becomes effective.  This Combined Proxy Statement and Prospectus is not an offer to sell the securities of the series of IronBridge and it is not soliciting an offer to buy the securities in any state where offers or sales are not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

FRONTEGRA FUNDS AND IRONBRIDGE FUNDS - QUESTIONS AND ANSWERS RELATING TO THE MATTERS DISCUSSED HEREIN

Question: What is this document, and why did you send it to me?

Answer:  The attached document is a proxy statement for each of the Frontegra IronBridge Small Cap Fund (“Small Cap Fund”), Frontegra IronBridge SMID Fund (“SMID Fund”) and Frontegra IronBridge Global Focus Fund (“Global Fund” and, together with the Small Cap Fund and the SMID Fund, the “Funds”), each a series of Frontegra Funds, Inc. (“Frontegra”), and a prospectus for the newly created series of IronBridge Funds, Inc. (“IronBridge”), the IronBridge Frontegra Small Cap Fund (“New Small Cap Fund”), IronBridge Frontegra SMID Fund (“New SMID Fund”) and IronBridge Frontegra Global Fund (“New Global Fund” and, together with the New Small Cap Fund and the New SMID Fund, the “IronBridge Funds”).  The purpose of the Combined Proxy Statement and Prospectus is to provide information regarding (1) a proposal for shareholders of the Small Cap Fund and the SMID Fund to approve a proposed investment advisory agreement (the “New Advisory Agreement”) between Frontegra and IronBridge Capital Management, L.P. (“ICM”) related to the Small Cap Fund and SMID Fund, (2) a proposal for shareholders of the Funds to approve the proposed reorganization of each Fund, respectively, into the corresponding IronBridge Fund, as set forth in the table below (“Reorganization”) and as described in the Plan, and (3) the shares of the New Funds.

Fund:	Entitled to vote on:	Corresponding IronBridge Fund:

Small Cap Fund	Proposals 1 and 2	New Small Cap Fund

SMID Fund (Institutional Class)	Proposals 1 and 2	New SMID Fund

Global Fund	Proposal 2 only	New Global Fund

The Combined Proxy Statement and Prospectus contains information that shareholders of the Funds should know before voting on the New Advisory Agreement and Reorganization.  It should be retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to restructure the Funds as series of a new entity exclusively containing funds advised by ICM.  The Funds are currently three separate series out of the nine total series of Frontegra.  ICM is committed to expanding the number of ICM-advised funds and plans in the future to add new funds and new assets to IronBridge, which ICM hopes will have the ultimate effect of providing the ICM-advised funds and their shareholders with additional investment options and lower shared expenses.  The Reorganization is also intended to more closely align the long-term interests of ICM with the interests of the shareholders of the mutual funds for which ICM serves as the investment adviser.

Question:  (For Small Cap Fund and SMID Fund shareholders only) Why am I being asked to approve the New Advisory Agreement?

Answer:  The advisory agreement between Frontegra, on behalf of the Small Cap Fund and SMID Fund, and Frontegra Asset Management, Inc. (“FAM”) terminated effective as of March 1, 2010 as a result of FAM’s resignation as the primary investment adviser to the Small Cap Fund and SMID Fund.  This resignation, along with ICM’s related termination as subadviser of these Funds on the same date, were part of the plans to restructure the funds as a series of a new entity exclusively containing funds advised by ICM.  Since March 1, 2010, ICM has served as the investment adviser to these Funds pursuant to the Interim Agreement approved by the Frontegra Board in accordance with Rule 15a-4 under the 1940 Act.  The Interim Agreement will remain in effect until shareholders of the Small Cap Fund and SMID Fund, voting separately, approve the New Advisory Agreement or July 29, 2010, whichever is sooner.  Accordingly, we are asking you to approve the New Advisory Agreement so that ICM may continue to serve as the investment adviser to the Small Cap Fund and SMID Fund.

Question:  How will the Reorganization work?

Answer:  In order to reconstitute the Funds as series of IronBridge, a substantially similar corresponding fund has been created as a series of IronBridge.  The shareholders of each Fund will vote on the Plan separately and apart from the shareholders of the other Funds.  If shareholders of a Fund approve the Plan, that Fund will transfer all of its assets to the corresponding IronBridge Fund in return for shares of the corresponding IronBridge Fund and the corresponding IronBridge Fund’s assumption of that Fund’s liabilities.  That Fund will then distribute the shares it receives from the corresponding IronBridge Fund, pro rata, to its shareholders.  Shareholders of that Fund will become shareholders of the corresponding IronBridge Fund’s shares, and immediately after the Reorganization each shareholder will hold the same number of shares of the corresponding IronBridge Fund, with the same net asset value per share and total value, as the Fund shares such shareholder held immediately prior to the Reorganization. Subsequently, that Fund will be liquidated and terminated as a series of Frontegra.

Please refer to the Combined Proxy Statement and Prospectus for a detailed explanation of the proposal.  If the Plan is approved by shareholders of a Fund at the Special Meeting, the Reorganization presently is expected to be effective on or about July 16, 2010.

Question:  How will this affect me as a shareholder?

Answer:  If the Reorganization is approved, you will become a shareholder of the corresponding IronBridge Fund.  There will be no sales charges or redemption fees applied in connection with the Reorganization.  The new shares that you receive will have a total net asset value equal to the total net asset value of the shares you hold in a Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization, and your interest in a Fund will not be diluted.  The Reorganization is expected to be tax-free to each Fund and its shareholders.  Each IronBridge Fund will be managed in the same way as the corresponding Fund by the same portfolio managers who are primarily responsible for the day-to-day management of the corresponding Fund.  The primary differences between the Funds and the IronBridge Funds will be (1) the IronBridge Funds will be a series of IronBridge instead of a series of Frontegra and (2) the IronBridge Funds will have a different board of directors and management than the Funds.

Question:  Who will manage the IronBridge Funds?

Answer:  The portfolio managers who are primarily responsible for the day-to-day investment management of the Funds will continue to manage the IronBridge Funds. ICM will serve as the adviser to the IronBridge Funds and IronBridge International, Ltd. (the “Subadviser”), a wholly-owned subsidiary of ICM, will serve as the subadviser to the New Global Fund.  In the case of the New Small Cap Fund and the New SMID Fund, following the Reorganization, ICM will serve as investment adviser upon substantially the same terms and conditions as set forth in the New Advisory Agreement.  In the case of the New Global Fund, following the Reorganization, ICM will serve as investment adviser upon substantially the same terms and conditions upon which it currently serves the Global Fund and the Subadviser will serve as investment subadviser upon substantially the same terms and conditions upon which it currently serves the Global Fund.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Fund?

Answer:  The fees and expenses that you pay as a shareholder of the Funds are not expected to increase as a result of the Reorganization, and in some cases, such fees may decrease.  The advisory fee structure will not change as a result of the Reorganization.  With respect to the Global Fund, FAM is currently compensated out of Fund assets for performing certain services.  Following the Reorganization, ICM will be responsible for the payment of such compensation instead of the New Global Fund.  With respect to each of the New Funds, IronBridge will adopt a policy to charge a short-term redemption fee of 2% on redemptions or exchanges of New Fund shares 30 days or less after initial purchase, which is similar to the current policy of the Global Fund.  With respect to the Small Cap Fund and SMID Fund, which do not currently have such a policy, such policy will only apply to New Fund shares purchased after the consummation of the Reorganization.

Furthermore, ICM will contractually agree to reduce its compensation due from and/or assume expenses of the New Small Cap Fund, New SMID Fund and New Global Fund to the extent necessary to ensure the IronBridge Funds’ operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses (“AFFE”), if any, and other extraordinary expenses), respectively, do not exceed 1.10%, 0.95% and 1.00% of such IronBridge Fund’s average net assets in any given year through the second anniversary of the closing of the Reorganization, each of which is the current cap for the corresponding Fund.  The projected total annual operating expenses for the IronBridge Funds, based on recent asset levels of the Funds, are set forth in the Combined Proxy Statement and Prospectus below.  ICM’s contractual agreement to reduce its compensation due from and/or assume expenses of the Small Cap Fund, SMID Fund and Global Fund expires on October 31, 2010.  If that agreement is not extended, shareholders of the Small Cap Fund, SMID Fund and Global Fund may be subject to higher operating costs after that date if the Plan is not approved.

Effective as of April 1, 2010, Class Y shares of the SMID Fund are no longer offered.  Accordingly, no Class Y shares of the SMID Fund are part of the Reorganization and only Institutional Class shares of the SMID Fund will be transferred to the New SMID Fund through the Reorganization.  Because Class Y shares of the SMID are no longer offered, the Rule 12b-1 fees and shareholder servicing fees previously associated with Class Y shares of the SMID Fund are not applicable.

Question:  Will the Reorganization result in any taxes?

Answer:  Neither the Funds nor any of their shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and counsel to IronBridge will provide a tax opinion to Frontegra confirming the federal income tax treatment.  The tax opinion, however, is not binding on the Internal Revenue Service.

Question:  (For Global Fund shareholders only) Why will the New Global Fund no longer have the term “Focus” in its name?

Answer:  Unlike some funds with the word “focus” in their names, the Global Fund does not have a principal strategy or investment objective to limit the number of issuers whose securities it may purchase.  Instead, the Global Fund focuses on its principal strategy and investment objective to invest in securities of issuers traded on developed markets around the world, and on maintaining at least 40% of its investments in foreign securities.  In order to avoid confusion, the New Global Fund will not have the word “focus” in its name.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales charge, CDSC or redemption fees will be imposed on any shareholders as a result of the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:  How does the Frontegra Board recommend that I vote?

Answer:  After careful consideration and upon recommendation of FAM, the current subadministrator to all of the Funds, and ICM, the current investment adviser to all of the Funds, the Frontegra Board unanimously recommends that shareholders vote FOR each of the New Advisory Agreement and the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  ICM and FAM will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Combined Proxy Statement and Prospectus, as set forth in the Plan.  Neither the Funds nor the IronBridge Funds will incur any expenses in connection with the Reorganization.

Question:  What will happen if the New Advisory Agreement is not approved by shareholders?

Answer:  If shareholders of either the Small Cap Fund or the SMID Fund do not approve the New Advisory Agreement, the New Advisory Agreement will not become effective with respect to such Fund.  In that case, the Frontegra Board will be required to meet to consider other alternatives to the New Advisory Agreement prior to the date of expiration of the Interim Agreement.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of a Fund do not approve the Plan, that Fund will not be reorganized into the corresponding IronBridge Fund.  The Frontegra Board will meet to consider other alternatives to the Plan, such as a different merger or reorganization of the Funds, the possible engagement of another investment adviser or the liquidation of that Fund.

Question:  How do I vote my shares?

Answer:  You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the proposal or the proxy card, please call Frontegra or The Altman Group toll-free at [insert #s].

FRONTEGRA - NEW ADVISORY AGREEMENT - PROPOSAL 1

Small Cap Fund and SMID Fund Only

Background.

FAM, the previous primary investment adviser to the Small Cap Fund and the SMID Fund, notified the Frontegra Board that FAM wished to resign as the investment adviser to the Small Cap and SMID Funds and that ICM, previously the subadviser to those Funds, wished to become the successor investment adviser to those Funds.  As a result, at an in-person meeting held on February 24, 2010, the Frontegra Board, including a majority of the “disinterested” directors within the meaning of the 1940 Act (the “Independent Directors”), unanimously accepted FAM’s resignation and approved the replacement of FAM with ICM as the primary investment adviser to the Small Cap and SMID Funds.  ICM had been serving as subadviser to the Small Cap and SMID Funds since their respective inceptions, responsible for the stock selection for the Funds’ portfolios and their day-to-day investment management.

As a result of FAM’s resignation, the investment advisory agreement between Frontegra, with respect to the Small Cap and SMID Funds only, and FAM (the “Prior Agreement”) terminated, effective as of March 1, 2010.  In order to avoid disruption of the Small Cap and SMID Funds’ investment management programs, the Frontegra Board approved the Interim Agreement.  The Frontegra Board also approved the New Advisory Agreement pursuant to which ICM would continue to provide investment advisory services to the Funds subject to shareholder approval of the New Advisory Agreement.  Additionally, effective April 1, 2010, the Frontegra Board approved the closing of Class Y shares of the SMID Fund.

The Interim Agreement became effective on March 1, 2010 and will continue in effect until shareholders of the Small Cap and SMID Funds approve the New Advisory Agreement or July 29, 2010, whichever is sooner.  Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement that can only be effective for 150 days or until shareholders approve a new agreement.  Accordingly, ICM will not be able to serve as the Small Cap and SMID Funds’ investment adviser beyond July 29, 2010, 150 days after the effective date of the Interim Agreement, unless the New Advisory Agreement is approved by shareholders.  Upon shareholder approval, the New Advisory Agreement will be in effect for an initial two-year period from the date of its effectiveness.

If shareholders of either the Small Cap Fund or SMID Fund do not approve the New Advisory Agreement by July 29, 2010, the Interim Agreement between Frontegra and ICM will terminate with respect to such Fund, and the Frontegra Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining another adviser, seeking exemptive relief from the SEC or liquidating the Fund.

The form of the New Advisory Agreement is attached to this Proxy Statement as Appendix A.  At the Special Meeting, shareholders of the Small Cap Fund and SMID Fund will be asked to approve the New Advisory Agreement, to become effective following shareholder approval at the Special Meeting.  The terms of the New Advisory Agreement are identical in all material respects, other than replacing FAM with ICM, to the terms of the Prior Agreement with respect to services provided by the investment adviser and has the identical fee structure.  Under the New Advisory Agreement, ICM provides continuous advice and recommendations concerning the investments of the Small Cap and SMID Funds and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Frontegra Board last approved the Prior Agreement on August 18, 2009 as part of its regular annual review process.  The Prior Agreement was last approved by the Small Cap Fund’s shareholders on November 1, 2008 and by the SMID Fund’s shareholders on November 14, 2008.  The material terms of the New Advisory Agreement and Prior Agreement are compared below.

Compensation Paid to ICM.

Under the New Advisory Agreement, the Small Cap Fund compensates ICM at the annual rate of 1.00% of the Fund’s average daily net assets and the SMID Fund compensates ICM at the annual rate of 0.85% of the Fund’s average daily net assets.  The fee structure under the New Advisory Agreement is identical to the fee structure under the Prior Agreement.  Pursuant to an expense cap agreement between ICM and Frontegra, ICM has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the Small Cap Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily assets and the SMID Fund’s total operating expenses do not exceed 0.95% of the Fund’s average daily assets for Institutional Class shares.  Effective April 1, 2010, Class Y shares (as to which ICM had agreed to limit total operating expenses to 1.35% of the Fund’s average daily net assets) are no longer offered by the SMID Fund and therefore are no longer subject to the expense cap agreement.  The expense cap agreement will continue in effect until the earlier to occur of (a) October 31, 2010, (b) the termination of the Interim Agreement in accordance with its terms in the event shareholders do not approve the New Advisory Agreement or (c) the termination of the New Advisory Agreement in accordance with its terms.  In the event that neither (b) or (c) of the foregoing sentence occurs, the expense cap agreement will automatically continue for successive renewal terms of one year, unless either party notifies the other party of its desire to terminate the expense cap agreement prior to such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for each Fund and increasing each Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

During the fiscal year ended June 30, 2009, FAM was investment adviser to the Small Cap and SMID Funds and received $5,056,210 as compensation for its advisory services to those two Funds.  There were no brokerage commissions paid by the Small Cap or SMID Funds to affiliated brokers for the fiscal year ended June 30, 2009.

Information about ICM.

ICM is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  ICM provides continuous advice and recommendations concerning each of the Small Cap and SMID Funds’ investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Small Cap and SMID Funds, ICM serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  ICM also serves as the investment adviser to the Frontegra IronBridge Global Focus Fund, another series of Frontegra.

Executive Officers and General Partner of ICM.  ICM’s general partner is IronBridge Capital GP, Inc. (“IronBridge GP”), which has the sole authority to direct the management and policies of ICM.  IronBridge GP conducts no business other than acting as the general partner and controlling the management and policies of ICM.

Christopher C. Faber is the President of ICM and IronBridge GP, and is a limited partner of ICM and the sole shareholder of IronBridge GP.  Jeffrey B. Madden is a limited partner and Portfolio Manager of ICM.  Ty M. Baird is a limited partner and the Chief Operating Officer of ICM.  Beth H. Murphy is the Chief Administration Officer of ICM.  Samuel T. Eddins is a limited partner and Director of Research of ICM.  John G. Davis is a limited partner and the Chief Compliance Officer of ICM.  Mr. Faber, Mr. Baird, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a control person of ICM due to their ownership of and/or their position with ICM.  The address of all of the above individuals is c/o IronBridge Capital Management, L.P., One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.

William D. Forsyth III, the President and an “interested” director of Frontegra within the meaning of the 1940 Act, owns 100% of FAM.  Pursuant to an agreement between FAM and ICM (the “Transaction Agreement”), if the New Advisory Agreement is approved by the shareholders of the Small Cap and SMID Funds, and if the Reorganization (discussed in proposal 2 below) is approved by the shareholders of the Funds, FAM and certain employees of FAM’s affiliate, Frontier Partners, Inc. (the “Frontier Designees”) will be admitted as limited partners of ICM.  Neither FAM nor any of the Frontier Designees individually, nor FAM and the Frontier Designees in the aggregate, will be control persons of ICM by virtue of becoming limited partners of ICM.  However, FAM, Mr.  Forsyth (as sole owner of FAM) and the Frontier Designees will benefit from the New Advisory Agreement to the extent that ICM is profitable thereunder and makes distributions of earnings to its limited partners.

Portfolio Managers.  Each of the Small Cap and SMID Funds’ portfolio is co-managed by Christopher Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of ICM since April 1999.  Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of ICM, from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of ICM since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.

Comparison of the New Advisory Agreement and Prior Agreement.

The form of the New Advisory Agreement is attached to this Combined Proxy Statement and Prospectus as Appendix A.  The following description of the New Advisory Agreement is only a summary.  You should refer to Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Combined Proxy Statement and Prospectus is qualified in its entirety by reference to Appendix A.  The investment advisory services to be provided by ICM as the investment adviser and the fee structure under the New Advisory Agreement are identical to the services that were provided by FAM as the investment adviser and the fee structure under the Prior Agreement.  For the purposes of this comparison, the term “the respective adviser” shall be deemed to mean FAM under the Prior Agreement and ICM under the New Advisory Agreement, as applicable.

Advisory Services.  Both the New Advisory Agreement and Prior Agreement provide that the respective adviser will furnish certain investment advisory services to Frontegra, on behalf of each Fund, including continuous advice and recommendations as to the acquisition, holding or disposition of any and all securities or other assets of each Fund, subject to supervision of the Frontegra Board and in accordance with each Fund’s investment objectives.  Both Agreements provide that the respective adviser will manage each Fund in accordance with the policies and restrictions as stated in each Fund’s Registration Statement on Form N-1A, compliance policies and procedures adopted by the Frontegra Board and Frontegra’s organizational documents.  Both Agreements provide that the respective adviser may delegate its duties to a subadviser at the investment adviser’s own expense.

Management Fees.  Both the New Advisory Agreement and Prior Agreement contain the identical fee structure based on each Fund’s average daily net assets.  The investment advisory fees that ICM is entitled to receive under the New Advisory Agreement from each Fund are presented under “Compensation Paid to ICM” above.

Duration and Termination.  Both the New Advisory Agreement and Prior Agreement provide that it will begin for a Fund upon execution of the applicable Exhibit relating to the Fund and will remain in effect for the Fund for two years from the effective date for the Fund.  Both Agreements provide that, after the initial two-year term for a Fund, it will remain in effect for successive periods of one year, subject to annual approval by the Frontegra Board.  Both Agreements provide that the annual approval may also occur by the vote of a majority of the outstanding voting securities of each Fund in accordance with the 1940 Act.  Both Agreements may be terminated at any time, on 60 days’ prior written notice, by Frontegra (by vote of the Frontegra Board or by vote of a majority of the outstanding voting securities of a Fund) or by the investment adviser, without the payment of a penalty.

Payment of Expenses.  Under the Prior Agreement, in addition to expenses FAM incurred in the performance of its responsibilities under the Agreement, FAM paid all expenses incurred by it in connection with its activities under the Agreement, compensation of Frontegra’s officers and Directors who are “interested persons” of FAM as defined in the 1940 Act, Frontegra’s rental of offices and the costs of any special Frontegra Board meetings or shareholders’ meetings convened for the primary benefit of FAM.  Under the New Advisory Agreement, in addition to expenses ICM may incur in the performance of its responsibilities under the Agreement, ICM will only pay actual out-of-pocket costs for any special Frontegra Board meeting or shareholders’ meetings to the extent convened as a result of a change in control of ICM or otherwise convened for the primary benefit of ICM.  Both Agreements provide that Frontegra will pay for customary Fund expenses, such as the costs of the maintenance of Frontegra’s registration statement, compliance program, bond and insurance coverage, any expenses incurred in connection with litigation, proceedings and claims and the legal obligations of Frontegra to indemnify its Directors, employees, shareholders and agents with respect thereto and compensation payable to its chief compliance officer as may be approved by the Frontegra Board from time to time.

Limitation on Liability.  Both the New Advisory Agreement and Prior Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties, the respective adviser shall not be liable for any act or omission or any loss suffered in the performance of its duties.  Both Agreements also provide that the respective adviser, or any of its officers, directors/partners, agents or employees, shall not be liable for any error of judgment, mistake of law or any loss arising out of the performance of its duties in the absence of negligence.  Additionally, both Agreements provide that nothing in the Agreements shall constitute a waiver or limitation of any rights that Frontegra or any shareholder of a Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Amendments.  Both the New Advisory Agreement and Prior Agreement provide that the Agreement may be amended by the mutual consent of the parties, provided that the terms of the amendment are approved by a majority of the Independent Directors or by the respective adviser, or by the affirmative vote of a majority of the outstanding voting securities of each Fund.

Other Provisions.  The New Advisory Agreement adds provisions to clarify that Frontegra will keep all material and information regarding ICM confidential for the term of the Agreement subject to certain conditions.  The New Advisory Agreement clarifies that ICM has proprietary rights in the “IronBridge” portion and that FAM has proprietary rights in the “Frontegra” portion of the names of each of the Funds.

Frontegra Board Approval and Recommendation.

When the Frontegra Board, the majority of which are Independent Directors, reviewed the New Advisory Agreement at a special meeting on February 24, 2010, the Frontegra Board was provided materials relevant to its consideration of the Agreement, such as ICM’s Form ADV and Code of Ethics, information regarding ICM’s compliance program, personnel and financial condition and a memorandum prepared by Frontegra’s legal counsel.  The Frontegra Board also reviewed a statement from ICM regarding the proposed restructuring of the Funds’ advisory arrangements.  The Board discussed the proposal with an officer of ICM, who attended the meeting and presented additional information to the directors.  The Frontegra Board reviewed the advisory fees that would be payable by each Fund to ICM under the New Advisory Agreement, the proposed expense cap agreement between Frontegra and ICM on behalf of each Fund and comparative fee and expense information provided by an independent third party.  The Frontegra Board was also provided with ICM’s responses to detailed requests submitted by Frontegra’s legal counsel.  The Board also evaluated the New Advisory Agreement in light of the conclusions it reached and information considered in connection with the approval of the previous subadvisory agreement between FAM and ICM with respect to the Small Cap and SMID Funds on August 18, 2009.

In the course of its review, the Frontegra Board considered its legal responsibilities in approving the New Advisory Agreement.  The Frontegra Board also considered all factors it deemed to be relevant to the Funds, including but not limited to the following:  (1) the quality of services provided to the Funds since ICM first became the subadviser to the Small Cap Fund in 2002 and to the SMID Fund in 2004; (2) the performance of each Fund since ICM first became the subadviser to the Funds; (3) the fact that ICM, as subadviser to the Funds, has been responsible for the stock selection of the Funds’ portfolios and their day-to-day investment management since their inceptions; (4) the fact that the same portfolio managers would continue to manage the Funds under the New Advisory Agreement and thus the Funds would benefit from continuity of portfolio management; (5) the fee structure under the New Advisory Agreement would be identical to the fee structure under the Prior Agreement; (6) the investment advisory services under the New Advisory Agreement and the Prior Agreement are identical; (7) the terms of the Transaction Agreement, including ICM’s agreement to use its reasonable best efforts to comply with Section 15(f) of the 1940 Act; and (8) other factors deemed relevant.

The Frontegra Board considered whether the New Advisory Agreement would be in the best interests of each of the Small Cap and SMID Funds and their shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Frontegra Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by ICM; (2) each Fund’s investment performance; (3) the financial condition of ICM; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In their deliberations, the Frontegra Board did not identify any single factor as determinative.

Small Cap Fund

Investment Performance of the Small Cap Fund.  The Frontegra Board reviewed the performance record of the Small Cap Fund.  It noted that the Small Cap Fund had slightly underperformed its benchmark for the one-year period and outperformed its benchmark index for the three-, five-year and since-inception periods ended June 30, 2009.  The Frontegra Board also reviewed performance information for the year ended December 31, 2009, noting that the Small Cap Fund slightly underperformed its benchmark.  The Frontegra Board also considered ICM’s quarterly portfolio commentary and review of the Small Cap Fund’s performance.  The Frontegra Board compared the Small Cap Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of ICM’s separate account clients.   The Frontegra Board concluded that ICM would continue to provide a high level of advisory services to the Small Cap Fund.

Advisory fees for the Small Cap Fund.  The Frontegra Board compared the Small Cap Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Frontegra Board noted that the Fund’s advisory fees were slightly above the industry average but that the total expense ratios of Fund, after giving effect to the contractual expense cap agreement, was below the industry average.  The Frontegra Board noted that overall, the Fund’s total expense ratios compared favorably to industry averages.  The Frontegra Board also noted that IronBridge’s management fees for separately managed accounts are similar to the fees charged to the Small Cap Fund.  The Frontegra Board concluded that the advisory fee to be paid by the Fund to ICM was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Frontegra Board reviewed information concerning ICM’s financial condition, costs and profitability.  The Frontegra Board also considered the fact that ICM had entered into a contractual expense cap agreement on behalf of the Small Cap Fund.  The Frontegra Board concluded that ICM’s current level of profitability was reasonable considering the quality of management and the fact that ICM has agreed to waive its fees and/or reimburse expenses for the Fund under a new expense cap/reimbursement agreement.  The Frontegra Board noted that the Small Cap Fund’s expenses are below the current expense cap.

SMID Fund

Investment Performance of the SMID Fund.  The Frontegra Board reviewed the performance record of the SMID Fund.  The Frontegra Board noted that the SMID Fund had outperformed its benchmark index for the one-, three-year and since-inception periods ended June 30, 2009.  The Frontegra Board also reviewed performance information for the year ended December 31, 2009, noting that the Small Cap Fund slightly underperformed its benchmark.  The Frontegra Board also considered ICM’s quarterly portfolio commentary and review of the SMID Fund’s performance.  The Frontegra Board compared the SMID Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of ICM’s separate account clients.  The Frontegra Board concluded that ICM would continue to provide a high level of advisory services to the SMID Fund.

Advisory fees for the SMID Fund.  The Frontegra Board compared the SMID Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Frontegra Board noted that the Fund’s advisory fees were slightly above the industry average.  The Frontegra Board noted that that the total expense ratio of the Institutional Shares of the Fund, after giving effect to the contractual expense cap agreement, was below the industry average.   The Frontegra Board noted that the total expense ratio of Class Y shares of the Fund, after giving effect to the contractual expense cap agreement, was above the industry average. The Frontegra Board noted that overall, the Fund’s total expense ratios compared favorably to industry averages.  The Frontegra Board also noted that IronBridge’s management fees for separately managed accounts are similar to the fees charged to the SMID Fund.  The Frontegra Board concluded that the advisory fee to be paid by the Fund to ICM was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Frontegra Board reviewed information concerning ICM’s financial condition, costs and profitability.  The Frontegra Board also considered the fact that ICM had entered into a contractual expense cap agreement on behalf of the SMID Fund.  The Frontegra Board concluded that ICM’s current level of profitability was reasonable considering the quality of management and the fact that ICM has agreed to waive its fees and/or reimbursing expenses for the Fund under a new expense cap/reimbursement agreement.

Frontegra Board Considerations Applicable to both Small Cap and SMID Funds

Nature, Extent and Quality of the Services to be Provided.  The Frontegra Board considered ICM’s background and services it would provide to the Small Cap and SMID Funds and their shareholders under the New Advisory Agreement.  The Frontegra Board’s analysis of the nature, extent and quality of ICM’s services to the Small Cap and SMID Funds took into account knowledge gained from ICM’s presentations to the Frontegra Board at meetings throughout the year in its previous capacity as subadviser to the Funds.  The Frontegra Board reviewed and considered ICM’s proprietary investment style, key personnel involved in providing investment management services to the Funds and ICM’s financial condition.  The Frontegra Board also considered services provided by ICM under the New Advisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions and assisting with each Fund’s compliance with applicable securities laws and regulations.  The Frontegra Board concluded that the nature, extent and quality of the services provided by ICM to the Funds under the New Advisory Agreement was appropriate and that the Funds would likely continue to benefit from services provided by ICM under the New Advisory Agreement.  The

Frontegra Board concluded that the range of services to be provided by ICM was appropriate and that ICM was qualified to provide such services.

Economies of Scale.  The Frontegra Board considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly.  However, the Frontegra Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the new expense cap/reimbursement agreement to be in place between ICM and the Funds.

Benefits to ICM.  The Frontegra Board considered information presented regarding any benefits to ICM or its affiliates from serving as adviser to the Funds (in addition to the advisory fee).  The Frontegra Board noted that ICM utilizes soft dollar arrangements on a limited basis, whereby it would receive brokerage and research services from brokers that execute ICM’s portfolio transactions.  The Frontegra Board noted that FAM would receive compensation from ICM for its subadministrative services to the Funds pursuant to a subadministration agreement.  The Frontegra Board also reviewed the principal terms of the Transaction Agreement between ICM and FAM, which provides for certain economic benefits to ICM and FAM, their affiliates and personnel.  The Frontegra Board concluded that the benefits to ICM from its relationship with the Funds would be reasonable.

On the basis of its review of the foregoing information, the Frontegra Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interest of the shareholders of the Small Cap Fund and SMID Fund.

The Frontegra Board recommends that shareholders of the Small Cap Fund and SMID Fund vote FOR the approval of the New Advisory Agreement.

IRONBRIDGE FUNDS - REORGANIZATION AND PLAN - PROPOSAL 2

Overview of and Reasons for the Reorganization

The form of the Plan is attached to this Combined Proxy Statement and Prospectus as Appendix B.  The descriptions of the Plan set forth in this Combined Proxy Statement and Prospectus only present a summary of the Plan.  You should refer to Appendix B for the Plan, and the descriptions of the Plan set forth in this Combined Proxy Statement and Prospectus are qualified in their entirety by reference to Appendix B.

Overview.

The Frontegra Board, including all the Independent Directors, has approved the Plan, subject to shareholder approval, pursuant to which each Fund would reorganize into the corresponding IronBridge Fund and that each Fund shareholder become a shareholder of the corresponding IronBridge Fund.  The Frontegra Board considered the Reorganization and the Plan at a special meeting of the Frontegra Board held on March 25, 2010.  The Frontegra Board believes that the Reorganization and the Plan are in the best interests of the Funds and their shareholders.

In order to reorganize the Funds into series of IronBridge, substantially similar funds have been created as new series of IronBridge.  If the shareholders of a Fund approve the Plan, the Reorganization will have three primary steps:

*                                     First, that Fund will transfer all of its assets to the corresponding IronBridge Fund in exchange solely for voting shares of the corresponding IronBridge Fund and the corresponding IronBridge Fund’s assumption of all of that Fund’s liabilities;

*                                     Second, each shareholder of that Fund will receive a pro rata distribution of those shares; and

*                                     Third, that Fund will subsequently be liquidated and terminated as a series of Frontegra.

Approval of the Plan by a Fund will constitute approval of the transfer of the Fund’s assets, the assumption of its liabilities, the distribution of the corresponding IronBridge Fund’s shares and termination of that Fund.  The shares issued in connection with the Reorganization will have an aggregate net asset value equal to the net value of the assets of the Fund transferred to the corresponding IronBridge Fund.  The value of a Fund shareholder’s account with the corresponding IronBridge Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the Fund immediately prior to the Reorganization.  No sales charge or fee of any kind will be charged to any Fund’s shareholders in connection with the Reorganization.

It is expected that that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.  Frontegra and IronBridge will receive an opinion from counsel to IronBridge substantially to such effect.  Therefore, shareholders should not recognize any gain or loss on Fund shares for federal income tax purposes as a direct result of the Reorganization.

Reasons for the Reorganization.

The primary purpose of the Reorganization is to restructure the Funds as series of IronBridge.  The Funds are currently three separate series out of the nine total series of Frontegra.  ICM is committed to expanding the number of ICM-advised funds and plans in the future to add new funds and new assets to IronBridge, which ICM hopes will have the ultimate effect of providing the ICM-advised funds and their shareholders with additional investment options and lower shared expenses.  The Reorganization is also intended to more closely align the long-term interests of ICM with the interests of the shareholders of the mutual funds for which ICM serves as the investment adviser.

On March 12, 2010, FAM, ICM and certain related parties entered into the Transaction Agreement, pursuant to which, among other provisions, FAM agreed to sell and contribute to ICM certain assets and goodwill related to FAM’s business with respect to the Funds, in exchange for the issuance of limited partnership interests in ICM to FAM and the Frontier Designees.  The transfer of FAM’s assets and goodwill to ICM and the full admission of FAM and the Frontier Designees as limited partners of ICM are subject to the satisfaction or waiver of several conditions, including Fund shareholder approval of Proposals 1 and 2.

In the Transaction Agreement, ICM has acknowledged that FAM entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and ICM has agreed to use its reasonable best efforts to comply with Section 15(f) of the 1940 Act with respect to the IronBridge Funds.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions.  First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the adviser or the predecessor adviser or subadviser.  ICM has indicated that at least 75% of the members of the IronBridge Board will not be interested persons of ICM or FAM.

Second, for a period of two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser (ICM) or predecessor investment adviser (FAM), or any interested person of the investment adviser or predecessor investment adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or (ii) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Frontegra Board of Directors Considerations Regarding the Reorganization

Frontegra Board Considerations.  In considering and approving the Reorganization and the Plan at a meeting held on March 25, 2010, the Frontegra Board was presented with various information regarding the Reorganization.  The Frontegra Board reviewed various materials at the meeting, including a memorandum prepared by legal counsel regarding the Frontegra Board’s responsibilities in approving the Reorganization, a presentation regarding the status of the Reorganization and IronBridge by an officer of ICM, the Plan, the regulatory filings for IronBridge, a draft of the Form N-14 prospectus/proxy statement and due diligence materials provided by ICM in response to a request prepared on behalf of the Frontegra Board.  The Frontegra Board also took into account discussions relating to the Reorganization during its February 24, 2010 meeting at which an officer of ICM discussed the Reorganization and the Frontegra Board reviewed the principal terms relating to the Transaction Agreement.

In considering and approving the Reorganization and the Plan, the Frontegra Board considered a number of factors, including the following:

(1)	The terms and conditions of the Plan;

(2)	The fact that the Funds will have the same investment objectives and substantially similar policies, strategies and restrictions as the IronBridge Funds;

(3)	That the same portfolio managers would manage the investments of the IronBridge Funds, and thus there would be continuity of portfolio management as a result of the Reorganization;

(4)	That the Transaction Agreement contemplates that ICM will comply with Section 15(f) of the 1940 Act with respect to the IronBridge Funds;

(5)

The contractual agreement of ICM to limit the total annual operating expenses of each IronBridge Fund at the current level of the corresponding Acquired Fund, after giving effect to fee waivers and expense reimbursements;

(6)

FAM’s continued involvement with the IronBridge Funds given that Frontegra Strategies, LLC, an affiliate of FAM, will serve as distributor to the IronBridge Funds and FAM will serve as subadministrator to the IronBridge Funds;

(7)	The anticipated effect of the Reorganization on per-share expenses of the IronBridge Funds;

(8)

The expected tax consequences of the Reorganization, including that the Reorganization is structured as a tax-free reorganization for federal income tax purposes with respect to the Funds’ shareholders;

(9)	The benefits to the shareholders of the Funds;

(10)	The Funds and IronBridge Funds will not bear any of the costs associated with the Reorganization and all costs of the Reorganization will be borne by FAM and ICM;

(11)	Possible alternatives to the Reorganization, including the liquidation of the Funds; and

(12)	That the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Frontegra Board determined that the Reorganization and the Plan are in the best interests of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.  Accordingly, the Frontegra Board unanimously approved the Reorganization with the IronBridge Funds pursuant to the Plan, and the Plan itself, and recommended the approval of the proposal by shareholders.

IronBridge Funds - Portfolio Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the New Small Cap Fund, New SMID Fund and New Global Fund.  The following fees (other than the short-term redemption fee related to the New Small Cap Fund and New SMID Fund discussed below) and expenses, respectively, are the same as those of the Small Cap Fund, Institutional Class of the SMID Fund and Global Fund.  This information is provided on a pro forma basis.

Currently, only the Global Fund has a policy to charge a short-term redemption fee for redemptions or exchanges 30 days or less after purchase.  IronBridge will adopt a similar policy for each of the New Funds; provided, however, that with respect to the New Small Cap Fund and the New SMID Fund, such policy will be applicable only to New Fund share purchases made after the date on which the Reorganization is consummated.  For more information on the IronBridge Funds’ short-term redemption fee, please see the “Market Timing Policy” portion of the shareholder account information provided in Appendix C to this Combined Proxy Statement and Prospectus.

New Small Cap Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses (1)	0.09%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver (2)	n/a
Net Expenses	1.09%

(1)

Also included in “Other Expenses” of the New Small Cap Fund are fees and expenses incurred by the New Small Cap Fund in connection with its investment in other investment companies, which are referred to as “acquired fund fees and expenses” (“AFFE”).

(2)

ICM has contractually agreed to reduce its compensation due from and/or assume expenses of the New Small Cap Fund to the extent necessary to ensure that the New Small Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and AFFE, if any, and other extraordinary expenses) do not exceed 1.10% of the New Small Cap Fund’s average net assets. The fee waiver and expense reimbursement agreement will be in effect through the second anniversary of the closing of the Reorganization, with successive renewal terms of one year thereafter unless terminated by IronBridge or ICM prior to any such renewal. Prior to the second anniversary of the closing of the Reorganization, the expense cap agreement can only be terminated by IronBridge’s Board of Directors. To the extent ICM waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the New Small Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

New SMID Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver (1)	(0.01)%
Net Expenses	0.95%

(1)	ICM has contractually agreed to reduce its compensation due from and/or assume expenses of the New SMID Fund to the extent necessary to ensure that the New SMID Fund’s operating expenses

(excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the New SMID Fund’s average net assets. The fee waiver and expense reimbursement agreement is in effect through the second anniversary of the closing of the Reorganization, with successive renewal terms of one year thereafter unless terminated by IronBridge or ICM prior to any such renewal. Prior to the second anniversary of the closing of the Reorganization, the expense cap agreement can only be terminated by IronBridge’s Board of Directors. To the extent ICM waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the New SMID Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

New Global Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver (1)	(0.54)%
Net Expenses	1.00%

(1)

ICM has contractually agreed to reduce its compensation due from and/or assume expenses of the New Global Fund to the extent necessary to ensure that the New Global Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.00% of the New Global Fund’s average net assets. The fee waiver and expense reimbursement agreement is in effect through the second anniversary of the closing of the Reorganization, with successive renewal terms of one year thereafter unless terminated by IronBridge or ICM prior to any such renewal. Prior to the second anniversary of the closing of the Reorganization, the expense cap agreement can only be terminated by IronBridge’s Board of Directors. To the extent ICM waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the New Global Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Key Comparisons

The following information compares (1) the investment objectives and policies of each of the Funds to those of the IronBridge Funds, (2) the distribution and purchase procedures and exchange rights of the Funds to those of the IronBridge Funds and (3) the redemption procedures of the Funds to those of the IronBridge Funds.

Investment Objectives: The Funds and the IronBridge Funds, respectively, have the following investment objectives.  These investment objectives may not be changed without shareholder approval.

Fund	Investment Objective	IronBridge Fund	Investment Objective
Small Cap Fund	Capital Appreciation	New Small Cap Fund	Capital Appreciation

SMID Fund	Capital Appreciation	New SMID Fund	Capital Appreciation

Global Fund	Long-Term Capital Appreciation	New Global Fund	Long-Term Capital Appreciation

Principal Investment Strategies.  Each of the Funds and each of the IronBridge Funds, respectively, utilizes the following principal investment strategies in order to achieve its investment objective.

Small Cap Fund:	New Small Cap Fund:

Invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, ICM defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the Russell 2000® Index.

Same principal strategy and valuation model; however, the name of the methodology is called an “economic return framework”.

In constructing a portfolio for the Small Cap Fund, ICM selects stocks using the “Cash Flow Return on Investment” methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Small Cap Fund invests primarily in both growth and value-style stocks.

SMID Fund:	New SMID Fund:

Invests, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, ICM defines a small-to-medium capitalization company as a company with a market capitalization of between $100 million and $10 billion at the time of purchase.

Same principal strategy and valuation model; however, the name of the methodology is called an “economic return framework”.

In constructing a portfolio for the SMID Fund, ICM selects stocks using the “Cash Flow Return on Investment” methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the SMID Fund invests primarily in both growth and value-style stocks

Global Fund:	New Global Fund:

Invests primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of different countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index (“MSCI World Index”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging market countries.  The Subadviser chooses companies

Same.

that it believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio for the Global Fund, the Subadviser selects stocks using an economic return framework, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Global Fund invests in both growth and value-style stocks.

Investment Policies: Fundamental Investment Restrictions.  Each of the Funds and each of the IronBridge Funds, respectively, is subject to the following fundamental investment limitations, which cannot be changed without shareholder approval, which requires the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.  Where there is a difference in the limitations of the Funds and those of the IronBridge Funds, such differences are explained in the IronBridge Funds’ column.

A Fund:	Fundamental Investment Restriction applicable to each IronBridge Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Same.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other series of Frontegra or other persons to the extent permitted by applicable law.

Same; however, the IronBridge Funds may borrow money from other series of IronBridge, not other series of Frontegra.

3. May not issue senior securities, except as permitted under the 1940 Act.	Same.

4. May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

Same.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Same.

6. May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

Same.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers,	Same.

the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

Same.

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Same.

With the exception of the second investment limitation for each of the Funds and the IronBridge Funds, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

Investment Policies: Non-Fundamental Investment Restrictions.  The following are, respectively, the Funds’ and the IronBridge Funds’ non-fundamental investment limitations, which may be changed by the Board of Directors of Frontegra (in the case of the Funds) and of IronBridge (in the case of the IronBridge Funds) without shareholder approval.  Where there is a difference in the limitations of the Funds and those of the IronBridge Funds, such differences are explained in the IronBridge Funds’ column.

A Fund may not:	Non-Fundamental Investment Restrictions applicable to each IronBridge Fund:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

Same.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

Same.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

Same; however, the following has been added: If illiquid securities exceeded 15% of the value of a IronBridge Fund’s net assets, ICM would attempt to reduce the IronBridge Fund’s investment in illiquid securities in an orderly fashion.

4. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.	In light of Fundamental Investment Restriction # 9, this Non-Fundamental Investment Restriction has been removed for the IronBridge Funds.

5. Purchase securities of other investment companies except in compliance	Same.

with the 1940 Act.

6. Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.	Same.

7. Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and the Fund will not purchase securities when bank borrowings exceed 5% of its total assets.

Same.

8. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.	Same.

9. Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund’s with at least 60 days’ notice.

Same.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in a percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

Distribution, Purchase and Redemption Procedures and Exchange Rights.

Frontegra Strategies, LLC (the “Distributor”), the distributor for the Funds, will be the distributor for the IronBridge Funds and will provide the same services to the IronBridge Funds that are provided to the Funds.  The Distributor is obligated to sell the shares of the Funds and will be obligated to sell the shares of the IronBridge Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are, and shares of the IronBridge Funds will be, offered to the public on a continuous basis at their respective net asset value (“NAV”).   The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Funds’ shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services.  However, the Distributor may receive compensation from ICM in the future depending on the services the Distributor provides to ICM and IronBridge.

The Funds and the IronBridge Funds have similar purchase and redemption procedures.  Shares of each Fund and each IronBridge Fund are offered and redeemed at the NAV per share of the relevant Fund / IronBridge Fund, computed after the purchase order and monies (in the case of purchases) or redemption requests (in the case of redemptions) are received by the Funds’ / IronBridge Funds’ transfer agent or certain financial intermediaries and their agents.  IronBridge has adopted and will implement market timing policies and enforcement procedures that are substantially similar to those adopted and implemented by Frontegra.

Each of the Funds has minimum initial and subsequent investment restrictions, which are disclosed in the Funds’ prospectuses, and which may be waived for certain types of investors (such as qualified employee benefit plans) and at Frontegra’s discretion.  These investment minimums may be changed by the Funds at any time.  The IronBridge Funds have the same minimum initial and subsequent investment restrictions and ability to waive or change such restrictions as the Funds.

Additionally, each Fund has also reserved the right to accept purchases and redeem shares “in kind.” Additional shareholder account information for the IronBridge Funds is available in Appendix C to this Combined Proxy Statement and Prospectus.

Shares of each of the Funds may be exchanged for shares of other series of Frontegra, provided that the exchange meets the minimum investment requirements of the series of Frontegra into which the exchange has been requested.  Similarly, shares of the IronBridge Funds may be exchanged for shares of the other series of IronBridge, provided that the exchange meets the minimum investment requirements of the series of IronBridge into which the exchange has been requested.  The series of Frontegra other than the Small Cap Fund, the SMID Fund and the Global Fund, and the series of IronBridge, other than the New Small Cap Fund, the New SMID Fund and the New Global Fund, are not discussed or offered by this Combined Proxy Statement and Prospectus.  Prospectuses for such other series of Frontegra may be obtained by contacting Frontegra’s transfer agent, U.S. Bancorp Fund Services, LLC, at 1-888-825-2100 or by visiting Frontegra’s website at http://www.frontegra.com.  Prospectuses for such other series of the IronBridge Funds may be obtained by contacting the IronBridge Funds’ transfer agent, [insert name], at [insert number] or by visiting the IronBridge Funds’ website at www.ironbridgefunds.com.

Synopsis - Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s net asset value.  There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.

The main risks of investing in the IronBridge Funds are set forth below and are substantially similar to the main risks associated with investing in the corresponding Fund, as the investment objectives are identical and the strategies of the IronBridge Funds and corresponding Funds are substantially the same.  The IronBridge Funds have included an additional risk disclosure related to the possible investment in ADRs and GDRs (as defined below).

Market Risk (all IronBridge Funds).  The value of the stock market, as a whole, may increase or decline over time.  The IronBridge Funds’ investments are subject to the risk of market decline, which may cause the value of the IronBridge Funds’ investments to fluctuate as well.  If the value of the IronBridge Funds’ investments goes down, you may lose money.  The share prices of the IronBridge Funds are expected to fluctuate.  Your shares, at the time of redemption, may be worth more or less than your initial investment.

Market Event Risk (all IronBridge Funds).  During 2008 and 2009, United States and international securities markets, particularly equity markets, experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this section of the prospectus may be increased. United States and foreign governments have taken various steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Further, there is no guarantee that such events will not happen again.  Such events in the securities markets as a whole may have adverse effects on the IronBridge Funds.

Stock Selection Risks (all IronBridge Funds).  The stocks selected for the IronBridge Funds may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk (all IronBridge Funds). Certain securities may be difficult or impossible to sell, for a number of reasons, at the time and price that ICM (and/or the Subadviser, if applicable) would like to sell them.  ICM (and/or Subadviser) may have to lower the asking price, sell other securities instead of the securities it sought to sell, or forego an investment opportunity, any of which could have a negative effect on the IronBridge Funds’ management or performance.

Equity Securities Risk (all IronBridge Funds).  The IronBridge Funds invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of the issuer and in reaction to general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risk (all IronBridge Funds).  The IronBridge Funds are actively managed by ICM (and the Subadviser, as applicable) using an economic return framework or a similar valuation process, as applied through ICM’s implementation methodology.  There is no guarantee that this valuation process or implementation methodology, or any other investment techniques used by ICM and the Subadviser, will accurately estimate the market’s view on the value of a particular company or produce the desired results.

Growth Investing Risk (all IronBridge Funds). The IronBridge Funds invest in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  This may result in a decline in the value of the IronBridge Funds’ investments.

Value Investing Risk (all IronBridge Funds).  The IronBridge Funds invest in value-style stocks.  Value-style stocks are those that ICM (or the Subadviser, if applicable) believes will increase in value, pay dividends or are undervalued at the time of purchase.  Value-style stocks may never increase in price or pay dividends as anticipated by ICM (or the Subadviser), or may decline if the market fails to recognize the company’s intrinsic value, if the factors that ICM (or the Subadviser) believes will increase the price do not occur or if a stock is appropriately priced.

Small Cap Risk (New Small Cap Fund).  The New Small Cap Fund invests primarily in small-capitalization stocks.  Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Small-to-Medium Capitalization Risk (New SMID Fund).  The New SMID Fund invests primarily in small-to-medium capitalization stocks.  Securities of companies with small-to-medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller-to-medium sized companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller-to-medium sized companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller-to-medium companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) (all IronBridge Funds).  The IronBridge Funds may invest in U.S. dollar denominated American Depository Receipts of foreign companies (“ADRs”) or in U.S. dollar or foreign currency denominated Global Depository Receipts of foreign companies (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, whereas GDRs are bank receipts issued in more than one country evidencing ownership of the underlying foreign securities.  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as those listed below.

Foreign Securities Risk (New Global Fund).  The New Global Fund will have a substantial investment in securities of companies principally traded in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Emerging Markets Risk (New Global Fund). The New Global Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Currency Risk (New Global Fund). Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the New Global Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the New Global Fund may incur costs in connection with conversions between various currencies.

Region Risk (New Global Fund). The New Global Fund may invest a higher percentage of its total assets in a particular region of the world markets.  In such a case, changes affecting that region may have a significant impact on the value of the New Global Fund’s overall portfolio.

Global Sector Risk (New Global Fund). The New Global Fund may invest a higher percentage of its total assets in a particular sector of international markets.  In such a case, changes affecting that sector may have a significant impact on the value of the New Global Fund’s overall portfolio.

Information About the Reorganization

Summary of the Plan

At the Special Meeting, the shareholders of each Fund will be asked to approve the Plan to reorganize each Fund into the corresponding IronBridge Fund.  Each IronBridge Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of a Fund and the Reorganization is consummated, that Fund will transfer all of its assets to the corresponding IronBridge Fund in exchange for the number of full and fractional shares of that IronBridge Fund equal to the number of full and fractional shares of the Fund outstanding as of the close of business on the closing date referred to below (the “Closing”) and that IronBridge Fund will assume all of the respective Fund’s liabilities.  Immediately thereafter, the Fund will distribute the IronBridge Fund shares to its shareholders, by IronBridge’s transfer agent’s establishing accounts on the IronBridge Fund’s share records in the names of those shareholders and transferring those IronBridge Fund shares to those accounts, in complete liquidation of the Fund.  As a result, each shareholder of the Fund will receive shares of the corresponding IronBridge Fund. The expenses associated with the Reorganization will not be borne by the Funds or IronBridge Funds.  Certificates evidencing the IronBridge Fund shares will not be issued to the Fund’s shareholders.

Until the Closing, shareholders of the Funds will continue to be able to redeem their shares at the NAV per share next determined after receipt by Frontegra’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the respective IronBridge Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Funds will be canceled on the books of each Fund, and the share transfer books of each Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the corresponding IronBridge Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of an IronBridge Fund in the Reorganization.

The Reorganization with respect to each Fund is subject to a number of conditions, including the approval of the Plan by the shareholders of the Fund and the receipt of a legal opinion from counsel to IronBridge with respect to certain tax issues (see “Federal Income Tax Consequences,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be July 16, 2010, or such other date as is agreed to by Frontegra and IronBridge.

ICM and FAM have agreed to pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. ICM and FAM will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Frontegra Board and IronBridge Board, notwithstanding approval thereof by a Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by either Board of Directors, if, among other reasons, either of them determines that consummation of the Reorganization is not in the best interest of its shareholders.

Description of the Securities of the IronBridge Funds.

Shares of the IronBridge Funds issued to the shareholders of the Funds pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Combined Proxy Statement and Prospectus.

Reasons for the Reorganization.

The reasons that Frontegra and IronBridge are proposing the Reorganization are set forth in the “Overview of and Reasons for the Reorganization” portion of this Combined Proxy Statement and Prospectus.

Federal Income Tax Consequences.

Each Fund has qualified for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), since their respective inceptions. Accordingly, Frontegra believes the Funds have been, and expects the Funds to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the Closing, Frontegra will receive an opinion of counsel to IronBridge that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes, which opinion will be (i) based on certain assumptions, including the assumption that the Reorganization will be consummated in accordance with the Plan (without the waiver or modification of any material terms or conditions thereof), and (ii) conditioned on the representations set forth in the Plan and in separate letters from IronBridge and Frontegra being true and complete at the time of the Closing.  In addition, the opinion shall provide that for federal income tax purposes:

•                  No Fund should recognize any gain or loss as a result of the Reorganization;

•                  No Fund shareholder should recognize any gain or loss as a result of the receipt of the corresponding IronBridge Fund shares in exchange (whether actual or constructive) for such shareholder’s Fund shares pursuant to the Reorganization;

•                  Each Fund shareholder’s aggregate tax basis in the corresponding IronBridge Fund shares it receives pursuant to the Reorganization should equal such shareholder’s aggregate tax basis in the Fund shares it holds immediately before the Reorganization, and its holding period for those IronBridge Fund shares should include, in each instance, its holding period for those Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

•                  No IronBridge Fund should recognize a gain or loss on its receipt of the corresponding Fund’s assets in exchange solely for the IronBridge Fund’s shares and its assumption of the corresponding Fund’s liabilities;

•                  The tax basis in and holding period for each Fund’s assets should effectively carry over when those assets are transferred to the corresponding IronBridge Fund; and

•                  The Reorganization should not result in the termination of any Fund’s taxable year, each Fund’s tax attributes enumerated in Section 381(c) of the Code should be taken into account by the respective IronBridge Fund as if there had been no Reorganization, and the part of each Fund’s taxable year before the Reorganization should be included in the respective IronBridge Fund’s taxable year after the Reorganization

Notwithstanding the first and fifth bullet points above, such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Although Frontegra is not aware of any adverse state income tax consequences of the Reorganization, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Respective Rights of Shareholders of Frontegra and IronBridge.

Set forth below is a discussion of the material differences between the Funds and the IronBridge Funds, and the rights of their shareholders.

Governing Law.  The Funds are series of Frontegra, which is organized as a Maryland corporation.  The IronBridge Funds are separate series of IronBridge, which is also organized as a Maryland corporation.  Each Fund and each IronBridge Fund is authorized to issue an unlimited number of shares of common stock.  Frontegra’s operations are governed by its Articles of Incorporation, its By-Laws (collectively, “Frontegra’s Governing Documents”) and applicable state law.  IronBridge’s operations are governed by its Articles of Incorporation, its By-Laws (collectively, “IronBridge’s Governing Documents”) and applicable state law.

Shareholder Liability.  Under Frontegra’s Governing Documents, no shareholder of the Fund shall be subject to any personal liability in connection with the assets or the affairs of Frontegra or of any of its series.

Under IronBridge’s Governing Documents, no shareholder or former shareholder of the IronBridge Funds shall be held to be personally liable for any obligation or liability of IronBridge or any of its series solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason.  The IronBridge Funds are required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the IronBridge Funds and not because of his or her acts or omissions.

Board of Directors.  The Reorganization will result in a change in the board of directors overseeing the Funds because the directors of Frontegra, [with one exception], are different from the directors of IronBridge.  The Frontegra Board has three directors, one of whom is an “interested person,” as that term is defined under the 1940 Act, of Frontegra.  For more information, refer to the Statement of Additional Information dated September 18, 2009 for the Global Fund and October 30, 2009 for the Small Cap Fund and SMID Fund, which are incorporated by reference into this Proxy Statement.

The Board of Directors of IronBridge (the “IronBridge Board”) has four directors, one of whom is deemed an “interested person” of IronBridge.  [One of IronBridge’s directors who is not an “interested person” of IronBridge also serves as a director who is not an “interested person” of Frontegra.]  The Reorganization also will result in the election of new officers because the officers of Frontegra are different from the officers of IronBridge.  For more information, refer to the Statement of Additional Information to this Combined Proxy Statement and Prospectus, dated May     , 2010, which is incorporated by reference into this Combined Proxy Statement and Prospectus.

Series and Classes.  Each of the Funds represents a separate series of Frontegra and each IronBridge Fund will represent a separate series of IronBridge.  Each of the Frontegra Board and the IronBridge Board has reserved the right to create and issue additional classes of the Funds (in the case of the Frontegra Board) and the IronBridge Funds (in the case of the IronBridge Board); however, as of the date of this Combined Proxy Statement and Prospectus, only one class of shares of the Funds has been issued and is outstanding.  Effective as of April 1, 2010, Class Y shares of the SMID Fund are no longer offered and therefor only Institutional Class shares of the SMID Fund are subject to the Reorganization.  Following the Reorganization, IronBridge plans to continue to offer only one class of shares of the IronBridge Funds.  Each share of a series represents an equal proportionate interest in that series with each other share of that series.  Shares of each series generally vote together on fund- or company-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class (if any), such as the approval of a distribution plan for a particular fund.

Capitalization

The capitalization of each of the Funds as of the Record Date and the corresponding IronBridge Fund’s pro forma capitalization as of that date after giving effect to the Reorganization are as follows:

	Small Cap Fund		New Small Cap Fund (pro forma)
Net Assets	$	[xx]	$	[xx]
Shares Outstanding	[xx]		[xx]
Net Asset Value per share	$	[xx]	$	[xx]

	SMID Fund		New SMID Fund (pro forma)
Net Assets	$	[xx]	$	[xx]
Shares Outstanding	[xx]		[xx]
Net Asset Value per share	$	[xx]	$	[xx]

	Global Fund		New Global Fund (pro forma)
Net Assets	$	[xx]	$	[xx]
Shares Outstanding	[xx]		[xx]
Net Asset Value per share	$	[xx]	$	[xx]

INFORMATION ABOUT THE IRONBRIDGE FUNDS

Investment Objectives, Principal Strategies and Principal Risks

The investment objectives of and principal investment strategies employed by the Funds and the IronBridge Funds are set forth in the “Key Comparisons” table above.  The investment objectives of the Funds and the IronBridge Funds may not be changed without shareholder approval.  The principal risks of investing in each of the Funds and each of the IronBridge Funds are set forth in the “Synopsis - Risk Factors” section of this Combined Proxy Statement and Prospectus.

Fees and Expenses, Expense Example and Portfolio Turnover of the IronBridge Funds

The expected portfolio fees and expenses of the IronBridge Funds, based upon the portfolio fees and expenses of the Funds, are set forth in the “IronBridge Funds - Portfolio Fees and Expenses” section of this Combined Proxy Statement and Prospectus.

Expense Example.

The following Examples are intended to help you compare the cost of investing in each of the Funds and IronBridge Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in the respective Fund / IronBridge Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s and each IronBridge Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$112	$348	$603	$1,334
SMID Fund	$97	$305	$530	$1,177
Global Fund*	$102	$433	N/A	N/A
New Small Cap Fund	$112	$348	$603	$1,334
New SMID Fund	$97	$305	$530	$1,177
New Global Fund*	$102	$376	N/A	N/A

*         The examples for the Global Fund’s and the New Global Fund’s expenses provided in this table differ because the Expense Cap/Reimbursement Agreement between Frontegra and ICM with respect to the Global Fund expires on October 31, 2010 while the Expense Cap/Reimbursement Agreement between IronBridge and ICM will not expire until the second anniversary of the Reorganization.

Portfolio Turnover.

Each of the Funds and each of the IronBridge Funds will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 39% of the average value of its portfolio and the SMID Fund’s portfolio turnover rate was 46% of the average value of its portfolio.  The Global Fund commenced operations on September 18, 2009 and, consequently, does not have a full year of operations as of the date of this Combined Proxy Statement and Prospectus; however, as of December 31, 2009, the Global Fund’s portfolio turnover rate was 14% (on an un-annualized basis).

Performance

The bar charts and tables below show how the Small Cap Fund and the SMID Fund have performed in the past and provides some indication of the risks of investing in those Funds and the New Small Cap Fund and New SMID Fund.  Performance information for the Global Fund is not included because the Global Fund does not have one full calendar year of performance.  The tables show how the performance of the Small Cap Fund and SMID Fund has varied from year to year as compared with those of a broad measure of market performance.  Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund, the SMID Fund, the New Small Cap Fund or the New SMID Fund will perform in the future.  Updated performance information, following the Reorganization, will be able to be accessed at www.ironbridgefunds.com or by calling toll-free to [TBD].

Small Cap Fund and New Small Cap Fund. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies.  The Russell 2000® Index is an appropriate comparison to the Small Cap Fund and New Small Cap Fund as that Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

Calendar Year Total Returns
Annual Total Returns for Small Cap Fund
for the years ended December 31,

During the periods shown above, the Small Cap Fund’s highest return for a calendar quarter was 24.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was (25.45)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception*
Small Cap Fund
Return Before Taxes	24.53%	2.38%	10.21%
Return After Taxes on Distributions	24.47%	1.38%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	1.90%	8.67%
Russell 2000® Index	27.17%	0.51%	8.02%

*                 The Small Cap Fund commenced operations on August 30, 2002.

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund or New Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  In such cases, you may be taxed later upon withdrawal of monies from those accounts.

SMID Fund and New SMID Fund. The Russell 2500® Index measures the performance of the small-to-medium capitalization segment of the U.S. equity universe.  The Russell 2500® Index is a subset of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies.  The Russell 2500® Index is an appropriate comparison to the SMID Fund and New SMID Fund as that Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

Calendar Year Total Returns
Annual Total Returns for the SMID Fund
for the years ended December 31,

During the periods shown above, the SMID Fund’s highest return for a calendar quarter was 18.39% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was (24.46)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception*
SMID Fund
Return Before Taxes	26.48%	1.95%	1.95%
Return After Taxes on Distributions	26.43%	1.44%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	1.57%	1.57%
Russell 2500® Index	34.39%	1.58%	1.58%

*                 The SMID Fund commenced operations on December 31, 2004.

After-tax returns are shown only for SMID Fund’s Institutional Class shares, which commenced operations on December 31, 2004 and correspond to the New SMID Fund’s shares.  After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Fund or New SMID Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  In such cases, you may be taxed later upon withdrawal of monies from those accounts.

Management

Investment Adviser.  IronBridge Capital Management, L.P., serves as the investment adviser to each of the Funds and will serve as investment adviser to each of the IronBridge Funds.

Investment Subadviser.  IronBridge International, Ltd., serves as the investment subadviser to the Global Fund and will serve as the investment subadviser to the New Global Fund.

Portfolio Managers.  The Small Cap Fund and SMID Fund are, and the New Small Cap Fund and New SMID Fund will be, co-managed by Christopher C. Faber (President and portfolio manager of ICM since April 1999) and Jeffrey B. Madden (a Vice President and portfolio manager of ICM since 2000).  The Global Fund is, and the New Global Fund will be, team-managed by Stephen Barrow (Chief Investment Officer and Head of Global Team of the Subadviser since 2005), Matthew Halkyard (portfolio manager of ICM since 2005), James Clarke (portfolio manager and member of the Global Team of the Subadviser since 2005) and Peter Rutter (portfolio manager and member of the Global Team of the Subadviser since 2005).

Subadministrator.  FAM acts as subadministrator for each of the Funds, and FAM will act as the subadministrator of the IronBridge Funds following the Reorganization.

Purchases and Sales of Shares, Tax Information and Payments to Financial Intermediaries

Purchase and Sale of Fund and IronBridge Fund Shares.

Investors may purchase or redeem Fund shares on any business day by mail (Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or by wire transfer, and investors will be able to purchase or redeem IronBridge Fund shares on any business day by mail ([insert address]) or by wire transfer.  The minimum initial and subsequent investment amounts for each Fund and each IronBridge Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Small Cap Fund	$100,000	$1,000
SMID Fund - Institutional shares	$100,000	$1,000
Global Fund	$100,000	$1,000
New Small Cap Fund	$100,000	$1,000
New SMID Fund	$100,000	$1,000
New Global Fund	$100,000	$1,000

For additional important information about the purchase and sale of IronBridge Fund shares, share prices, tax and other account information, please refer to the “Shareholder Information - How to Purchase Shares” portion of Appendix C to this Combined Proxy Statement and Prospectus.  For additional important information about the purchase and sale of Small Cap Fund and SMID Fund shares, share prices, tax and other account information, please refer to “Shareholder Information - How to Purchase Shares” on page 11 of the Funds’ joint prospectus dated

October 30, 2009.  For additional important information about the purchase and sale of Global Fund shares, share prices, tax and other account information, please refer to “Shareholder Information - How to Purchase Shares” on page 8 of the Global Fund’s prospectus dated September 18, 2009.

Tax Information.

Distributions of investment income and capital gains by the Funds and IronBridge Funds are subject to federal income taxes and may also be subject to state and local taxes.  If you hold your shares of any Fund or IronBridge Fund through a tax-deferred arrangement, you will not be taxed on such distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase shares of any Fund or IronBridge Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds’ and/or IronBridge Funds’ related companies may pay the intermediary for the sale of a Fund’s or an IronBridge Fund’s shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds and/or IronBridge Funds over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

Availability of Materials and Information

IronBridge is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and in accordance therewith, files reports and other information with the SEC.  Proxy material, reports, proxy and information statements, and other information filed by IronBridge can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. (100 F Street, N.E., Washington, D.C. 20549), and at certain of the SEC’s Regional Offices (addresses below).  Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

Reports and other information filed by Frontegra can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. (at the address set forth above) and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  Frontegra’s prospectuses, SAI, annual and semi-annual reports are also available, free of charge, on Frontegra’s website at http://www.frontegra.com.

SEC Regional Offices: Atlanta - 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326;  Boston - 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago - 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver - 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth - Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles - 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami - 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York - 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia - 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City - 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco - 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

VOTING INFORMATION

Quorum.

The shareholders of each of the Small Cap Fund and the SMID Fund (in the case of Proposal 1) and the shareholders of each of the Small Cap Fund, SMID Fund and Global Fund (in the case of Proposal 2) will vote separately on each Proposal.  In order for a vote on a Proposal to be taken by a Fund at the Special Meeting, there must exist a quorum of shareholders of the Fund eligible to vote at the Special Meeting.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum of a Fund to transact business is not present at the Special Meeting, or the vote required to approve a Proposal is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting with respect to the Proposal from time to time to a date not more than 120 days after the original record date of the Special Meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposals.

Proposal 1 - New Advisory Agreement.  In order for the New Advisory Agreement to be approved by either of the Small Cap Fund or the SMID Fund, the New Advisory Agreement must be approved by the holders of a “majority of the outstanding voting securities” of such Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Combined Proxy Statement and Prospectus, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

Proposal 2 - The Plan.  In order for the Plan to be approved by any of the Small Cap Fund, the SMID Fund or the Global Fund, the Plan must be approved by the vote of a “majority of the outstanding voting securities” of such Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal

Revocability of Proxy.

Any shareholder of a Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of Frontegra, at the address for Frontegra shown at the beginning of this Combined Prospectus and Proxy Statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the applicable Proposal and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting.

Dissenters’ Rights of Appraisal.

Because each of the Funds is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Plan.

Persons Making the Solicitation.

In addition to the solicitation by mail, certain officers and representatives of Frontegra and/or officers and employees of FAM and ICM, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  Frontegra intends to hire The Altman Group (the “Solicitor”) to assist with the solicitation and tabulation of proxies.  ICM has agreed to pay the costs associated with hiring the Solicitor.

Voting Procedures.

The voting procedures of IronBridge will be the same, after the Reorganization, as those of Frontegra.

Voting Securities and Principal Holders.

As of the date hereof, there are no issued or outstanding shares of New Small Cap Fund, New SMID Fund or New Global Fund.  As none of the IronBridge Funds will be voting on the Plan or the other matters described in this Combined Proxy Statement and Prospectus, no record date has been set related to the IronBridge Funds.

Control Persons.

Because no shares of the IronBridge Funds have been issued or are outstanding as of the date hereof, there are currently neither any persons who “control” (as used in Form N-14 under the 1940 Act) nor any persons who own 5 percent or more of the outstanding voting securities of the IronBridge Funds.  Finally, the directors and officers of IronBridge, as a group, own less than 1% of equity securities of each IronBridge Fund.

As of the Record Date directors and officers of Frontegra as a group [owned less than 1%] of the outstanding voting securities of each of the Funds.  As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds and, upon consummation of the Reorganization and based on the numbers presented, will own the percentage of the outstanding shares of the corresponding IronBridge Funds shown below (subject to changes due to Fund shareholder transactions in the ordinary course of the Funds’ business between the Record Date and the closing date of the Reorganization):

Small Cap Fund

Name and Address	Nature of Ownership	Amount (in shares)	Percentage of Small Cap Fund	Percentage of Combined Fund after the Reorganization

SMID Fund

Name and Address	Nature of Ownership	Amount (in shares)	Percentage of SMID Fund	Percentage of Combined Fund after the Reorganization

Global Fund

Name and Address	Nature of Ownership	Amount (in shares)	Percentage of Global Fund	Percentage of Combined Fund after the Reorganization

As of the Record Date, [                        ] owned a controlling interest (i.e., more than 25%) in the [                ] Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of Frontegra or a Fund.

Interest of Certain Persons.

Each of ICM and, in the case of the New Global Fund, the Subadviser are “affiliated persons” (as defined in the 1940 Act) of IronBridge solely by virtue of their roles as adviser and, in the case of the Global Fund, subadviser to the IronBridge Funds.  Pursuant to the terms of the Interim Agreement, and the New Advisory Agreement if approved by the shareholders of the Small Cap Fund and the SMID Fund, ICM receives an investment advisory fee of 1.00% and 0.85% of the average net assets, respectively, of the Small Cap Fund and the SMID Fund.  Pursuant to the terms of the Investment Advisory Agreement with respect to the Global Fund, ICM receives an investment advisory fee of 0.85% of the average net assets of the Global Fund.  Pursuant to the terms of the Subadvisory Agreement between ICM and the Subadviser related to the Global Fund, the Subadviser is reimbursed by ICM for the Subadviser’s costs and expenses incurred by the Subadviser in rendering investment advisory services to ICM, plus an additional percentage of such costs, all of which are paid out of ICM’s fee received from the Global Fund.  Following the Reorganization, the fees received by ICM and the Subadviser related to the management of the IronBridge Funds will not change.

FAM is not an “affiliated person” of IronBridge, but FAM was previously the investment adviser to the Funds and currently serves as their subadministrator (providing certain compliance and administrative services).  FAM is compensated for such services provided to the Small Cap Fund and SMID Fund by ICM and not by such Funds; however, FAM is compensated directly by the Global Fund for providing such services.  The compensation paid to FAM is based on a percentage of each Fund’s respective average daily net assets, and is equal to the following percentages of such average daily net assets: 0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million. Following the Reorganization, these rates will not change; however, ICM will pay such compensation to FAM for the services it provides to all of the IronBridge Funds.  Unlike with the Global Fund, the New Global Fund will not pay such compensation directly.  FAM also serves as the investment adviser to the series of Frontegra other than the Funds.

Pursuant to the Transaction Agreement, if Proposals 1 and 2 described in this Combined Proxy Statement and Prospectus are approved, FAM and the Frontier Designees will be admitted as limited partners of ICM; however, neither FAM nor the Frontier Designees, alone or as a group, would be “affiliated persons” of ICM or IronBridge following such admission.  They would, however, be entitled to receive certain distributions of profits realized by ICM, including profits realized as a result of serving as the investment adviser of the IronBridge Funds.  For further discussion of the Transaction Agreement and its terms, see the “Overview of and Reasons for the Reorganization” section of this Combined Proxy Statement and Prospectus.

Other Service Providers.

Frontegra Strategies, LLC, an affiliate of FAM, acts as the distributor of the Funds and is expected to serve as the distributor of the IronBridge Funds following the Reorganization.

U.S. Bank, N.A. serves as the custodian of the Funds’ assets.

US Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., serves as the transfer agent of and provides certain fund accounting and fund administration services to the Funds.

Ernst & Young LLP serves as the independent registered public accounting firm and auditor of the Funds.

Greenberg Traurig, LLP, serves as IronBridge’s legal counsel and is expected to serve as legal counsel to the IronBridge Funds following the Reorganization.

Frontegra Asset Management, Inc., the former investment adviser to the Small Cap Fund and SMID Fund, currently serves as subadministrator to the Funds and is expected to serve as subadministrator to the IronBridge Funds following the Reorganization.

Appendix A - Form of New Advisory Agreement

FRONTEGRA FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is entered into as of the              day of                       , 2010, between Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), and IronBridge Capital Management L.P., a Delaware limited partnership (“IronBridge”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”).  The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series will be represented by a separate series of shares (the “Shares”).

WHEREAS, IronBridge is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of IronBridge’s services and its assistance in performing certain managerial functions.  IronBridge desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.             Appointment.  The Corporation hereby appoints IronBridge as investment adviser for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and IronBridge, by execution of each such Exhibit, accepts the appointments.  For the avoidance of doubt, all references in this Agreement to the “Fund” or the “Funds” shall be limited to Funds of the Corporation as to which IronBridge is appointed and has accepted such appointment, as aforesaid.  Subject to the supervision and oversight of the Board of Directors (the “Directors”) of the Corporation, IronBridge shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Corporation’s current registration statement on Form N-1A (“Registration Statement”) and any additional compliance policies and procedures that the Directors reasonably adopt and provide to IronBridge (the “Policies and Procedures”), for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Corporation’s Articles of Incorporation (“Articles”) and Bylaws (“Bylaws”) (collectively, the Articles and Bylaws are hereinafter referred to as the “Organizational Documents”) as may from time to time be in force,

Appendix A to Combined Proxy Statement and Prospectus

effective upon written or electronic notice from the Corporation to IronBridge.  Subject to the requirements of the Act, IronBridge is hereby authorized to delegate its duties hereunder, at IronBridge’s own expense, to a subadviser, which is an investment adviser registered under the Advisers Act, pursuant to a written agreement under which the subadviser shall furnish the services specified therein to IronBridge.  IronBridge will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a subadviser.

2.             Certain Expenses.  In addition to the expenses which IronBridge may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, IronBridge shall incur and pay the actual out-of-pocket costs of any special meeting of Directors or shareholders to the extent convened as a result of a change of control of IronBridge or otherwise convened for the primary benefit of IronBridge.

3.             Investment Advisory Functions.  In its capacity as investment adviser, IronBridge shall have the following responsibilities:

(a)           To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)           To cause its officers to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation informed as to the condition of the investments of the Funds, the investment recommendations of IronBridge, and the principal investment considerations which have given rise to those recommendations; and

(c)           To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of IronBridge are not to be deemed exclusive and IronBridge and its affiliates shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent IronBridge from performing its duties and obligations under this Agreement.

4.             Obligations of IronBridge.

(a)           With respect to all matters relating to its performance under this Agreement, IronBridge and its partners, officers and employees will act in accordance in all material respects with applicable law and, with the Corporation’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the Act and the Corporation’s other Policies and Procedures, all effective upon written or electronic notice from the Corporation to IronBridge, and to the extent required under applicable law in connection with IronBridge’s provision of services under this Agreement.

(b)           IronBridge agrees to cooperate with periodic reviews (at reasonable times, upon reasonable prior written notice and in reasonable number) of IronBridge’s compliance program by the Corporation’s compliance personnel in performance of the Corporation’s responsibilities under Rule 38a-1 of the Act.  IronBridge agrees to provide to the Corporation with copies of its compliance program and such additional information and certifications as may reasonably be requested by the Corporation’s compliance personnel.  Upon becoming aware thereof, IronBridge agrees to promptly notify the Corporation’s Directors of any material compliance violations which affect the Corporation.

(c)           IronBridge has adopted a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

(d)           To the extent prohibited by Regulation S-P, IronBridge and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Corporation regarding any shareholder; provided, however, that IronBridge and its affiliates may disclose such information to any party as necessary in the ordinary course of business to carry out the purposes for which such information was disclosed to IronBridge and its affiliates, or as may be permitted by law.  IronBridge agrees to use reasonable precautions to protect and prevent the unintentional disclosure of such non-public personal information.

(e)           IronBridge agrees to use reasonable efforts, upon reasonable prior written or electronic notice from the Corporation from time to time, to assist the Corporation in complying with the Sarbanes-Oxley Act and implementing the Corporation’s disclosure controls and procedures, to the extent such assistance in regard to compliance, controls and procedures is customarily provided by investment advisers to registered investment companies such as the Corporation.  IronBridge agrees to inform the Corporation of any material development related to IronBridge that IronBridge reasonably believes is relevant to the Corporation’s certification obligations under the Sarbanes-Oxley Act.

(f)            IronBridge shall provide such information as may reasonably be requested by the Directors under Section 15(c) of the Act in connection with its annual consideration of this Agreement.

5.             Obligations of the Corporation.  The Corporation shall have the following obligations under this Agreement:

(a)           To keep IronBridge continuously and fully informed as to the composition of the Funds’ investments and the nature of all of its assets and liabilities, and such other information as may be required in connection with the performance by IronBridge of its services and duties under this Agreement;

(b)           To promptly furnish IronBridge with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

(c)           To furnish IronBridge with copies of the Registration Statement and Organizational Documents, each as currently in effect and including all amendments and restatements thereto, if such Organizational Documents have not yet been delivered by the Corporation to IronBridge.  The Corporation will promptly provide IronBridge with any Policies and Procedures applicable to IronBridge adopted from time to time by the Corporation’s Directors and agrees to promptly provide IronBridge with copies of all amendments thereto.

(d)           To furnish IronBridge with any further materials or information which IronBridge may reasonably request to enable it to perform its functions under this Agreement;

(e)           To compensate IronBridge for its services on a timely basis in accordance with the provisions of paragraph 6 hereof; and

(f)            To keep confidential, and to cause the Corporation to keep confidential, and to not use for any purpose of than the conduct, during the Term, of the business of the Fund, all materials and information regarding IronBridge, its affiliates, and their respective businesses, products, services, strategies and plans which is non-public, highly confidential and of a sensitive nature, including, without limitation, information concerning IronBridge’s investment methodologies and other intellectual property.  Such confidentiality obligation shall be inapplicable to any information that (i) prior to the Corporation’s or the Fund’s receipt thereof was in its possession from a source other than IronBridge, (ii) is or becomes publicly available other than as a consequence of a breach of the Corporation’s obligations hereunder, (iii) is rightfully acquired by the Corporation from a third party who is under no obligation to IronBridge to maintain the confidentiality of the information, or (iv) is required to be disclosed pursuant under applicable law or regulation, or pursuant to a subpoena or similar order from a court, agency or other similar authority, provided that the Corporation gives to IronBridge as much notice as is reasonably practicable and allows it as much opportunity as is reasonably practicable to defend against such subpoena or order and/or seek appropriate relief such as a protective order.

6.             Compensation.  Each Fund shall pay to IronBridge for its services a monthly fee, as set forth on the Exhibits hereto, payable on the last day of each month during which or during part of which this Agreement is in effect.  For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.  IronBridge may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

7.             Expenses Paid by Corporation.  Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon IronBridge the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by IronBridge under paragraph 2 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; all expenses of bond and insurance coverage which inure to the Corporation’s benefit, including liability and fidelity bond coverage; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; the maintenance of its compliance program; the maintenance of the Registration Statement under the applicable federal and state securities laws; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds, all expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Corporation to indemnify its Directors, employees, shareholders and agents with respect thereto; all expenses of meetings of the Directors and shareholders except for such costs described in Section 2; and such compensation payable to its compliance officer(s) as may be approved by the Directors from time to time.

8.             Brokerage Commissions.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  IronBridge is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that IronBridge may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if IronBridge determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of IronBridge.  In placing Fund business with such broker or dealers, IronBridge shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by IronBridge in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.             Proprietary Rights.  IronBridge has proprietary rights in the “IronBridge” portion of the name of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement.  IronBridge may withdraw the use of such names from either Fund.  Each of IronBridge and the Corporation acknowledge that Frontegra Asset Management, Inc., the former investment adviser to the Funds and an affiliate of the Funds’ distributor, owns the proprietary rights in the “Frontegra” portion of the name of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement and the Corporation’s name.  Each of IronBridge and the Corporation acknowledge that Frontegra Asset Management, Inc. may withdraw the use of such name from the Fund or the Corporation.

10.          Termination.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act), provided in either case that 60 days’ written notice of termination be given to IronBridge at its principal place of business.  This Agreement may be terminated by IronBridge at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

11.          Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this Agreement.

12.          Term.  This Agreement shall be executed and become effective as of the date first written above.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit) for two years from the date of this Agreement or the date of execution of the applicable Exhibit, and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of each Fund.

13.          Liability.  Neither IronBridge nor any of its officers, partners, agents or employees shall be liable or responsible to the Corporation or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by IronBridge of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on IronBridge’s part or from reckless disregard by IronBridge of its obligations and duties under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

14.          Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by a majority of those Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation or IronBridge, voting in person at a meeting called for the purpose of voting on such approval, or if required by the Act, by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act) of each Fund.

[Signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

	By:	IronBridge Capital GP, Inc., its general partner

By:
Christopher Faber, President

FRONTEGRA FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT A

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA IRONBRIDGE SMALL CAP FUND

For all services rendered by IronBridge Capital Management, L.P. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly in accordance with the terms of the Investment Advisory Agreement.

Executed as of the          day of                             , 2010.

FRONTEGRA FUNDS, INC.

By:
Name:	William D. Forsyth III
Title:	President

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By: IronBridge Capital GP, Inc., its general partner

By:
	Name:	Christopher Faber
	Title:	President

EXHIBIT B

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA IRONBRIDGE SMID FUND

For all services rendered by IronBridge Capital Management, L.P. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly in accordance with the terms of the Investment Advisory Agreement.

Executed as of the          day of                             , 2010.

FRONTEGRA FUNDS, INC.

By:
Name:	William D. Forsyth III
Title:	President

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By: IronBridge Capital GP, Inc., its general partner

By:
	Name:	Christopher Faber
	Title:	President

Appendix B - Form of Plan

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        day of                     , 2010, by and among FRONTEGRA FUNDS, INC., a Maryland corporation, with its principal place of business at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062 (“Old RIC”), solely with respect to its series denominated Frontegra IronBridge Small Cap Fund (the “Acquired Small Cap Fund”), Frontegra IronBridge SMID Fund (the “Acquired SMID Fund”) and Frontegra IronBridge Global Focus Fund (the “Acquired Global Fund” and, together with the Acquired Small Cap Fund and the Acquired SMID Fund, the “Acquired Funds”), IRONBRIDGE FUNDS, INC., a Maryland corporation, with its principal place of business at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181 (“New RIC”), solely with respect to its series denominated IronBridge Frontegra Small Cap Fund (the “Acquiring Small Cap Fund”), IronBridge Frontegra SMID Fund (the “Acquiring SMID Fund”) and the IronBridge Frontegra Global Fund (the “Acquiring Global Fund” and, together with the Acquiring Small Cap Fund and the Acquiring SMID Fund, the “Acquiring Funds”), and, solely for purposes of paragraph 9.1, FRONTEGRA ASSET MANAGEMENT, INC., an Illinois corporation (“Subadministrator”) and IRONBRIDGE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership and the investment adviser of the Acquiring Funds and the Acquired Funds (the “Manager”).  Each of Old RIC and New RIC are sometimes referred to herein as an “Investment Company” or collectively as the “Investment Companies”.

WHEREAS, each of Acquired Small Cap Fund, Acquired SMID Fund, Acquired Global Fund, Acquiring Small Cap Fund, Acquiring SMID Fund and Acquiring Global Fund wishes to effect a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (the “Regulations”).  The reorganization will consist of (1) the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund as set forth herein (each of which is being established solely for the purpose of acquiring those assets and continuing the respective Acquired Fund’s business) in exchange solely for voting shares of beneficial interest, $0.01 par value per share in the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the liabilities of the corresponding Acquired Fund, (2) the distribution of those shares pro rata to the shareholders of the corresponding Acquired Fund in exchange for their shares therein and in complete liquidation thereof and (3) the termination of each Acquired Fund as provided herein, all upon the terms and conditions set forth herein (collectively, the “Reorganization”).

WHEREAS, the Acquiring Funds and the Acquired Funds (each, a “Fund”) are each series of the New RIC and the Old RIC, respectively, which are open-end, registered management investment companies, and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares;

WHEREAS, the Board of Directors of each Investment Company (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is

Appendix B to Combined Proxy Statement and Prospectus

defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”) of such Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its respective Funds and that the interests of its Funds’ existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, each of the Acquired Small Cap Fund and the Acquired Global Fund is authorized to issue and has outstanding one class of common shares and the Acquired SMID Fund is authorized to issue two classes of common shares, Class Y shares and Institutional Class shares (such shares of the Acquired Small Cap Fund and the Acquired Global Fund, together with the Institutional Class shares of the Acquired SMID Fund, are collectively defined as the “Acquired Fund Shares”); provided, however, that (a) the Class Y shares of the Acquired SMID Fund hold no assets and (b) as of the Closing Date (as that term is defined in paragraph 2.1), no Class Y shares of the Acquired SMID Fund will be issued or outstanding.  Each Acquiring Fund will have a single class of common shares which will be involved in the Reorganization.  The shares of the applicable Acquiring Fund that will be issued to each corresponding Acquired Fund as provided herein are set forth in the table in paragraph 1.1, below (the “Acquiring Fund Shares”).  The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be identical to those of the Acquired Fund Shares.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1                                 THE EXCHANGE.  Subject to requisite approval of each Acquired Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets described in paragraph 1.2 (the “Assets”) to the corresponding Acquiring Fund set forth in the following table:

Acquired Fund	Corresponding Acquiring Fund
Acquired Small Cap Fund	Acquiring Small Cap Fund
Acquired SMID Fund Institutional Class	Acquiring SMID Fund
Acquired Global Fund	Acquiring Global Fund

Each Acquiring Fund agrees to acquire all of the Assets and in exchange therefor —

(a)                                  to issue and deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Acquired Fund Shares then outstanding (all references herein to

“fractional” shares meaning fractions rounded to the third decimal place), and

(b)                                 assume all the corresponding Acquired Fund’s liabilities described in paragraph 1.3 (the “Liabilities”).

Such transactions shall take place at the Closing, on the Closing Date (both as defined in paragraph 2.1).

1.2                                 ASSETS TO BE ACQUIRED.  The Assets shall consist of all assets and property of every kind and nature, including all cash, cash equivalents, securities, commodities, interests in futures, claims and rights of action (whether absolute or contingent, known or unknown, accrued or unaccrued), dividends and interest receivable, receivables for shares sold, originals or copies of books and records, rights to register stock under applicable securities laws, and other rights that are owned by each Acquired Fund as of the Effective Time (as defined in paragraph 2.1), and any deferred or prepaid expenses shown as an asset on the books of each Acquired Fund as of that time.  Old RIC has provided New RIC with each Acquired Fund’s most recent audited financial statements, which contain a list of all of each Acquired Fund’s assets required to be set forth on a balance sheet as of the date of such statements prepared in accordance with generally accepted accounting principles consistently applied in the United States (“U.S. GAAP”).

1.3                                 LIABILITIES TO BE ASSUMED.  The Liabilities shall consist of all of each Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, whether or not reflected in each Acquired Fund’s accounts or on its financial statements, and whether or not specifically referred to in this Agreement, excluding Reorganization Expenses (as defined in paragraph 4.1(ff)) borne by the Manager or any other person pursuant to paragraph 9.1.  Notwithstanding the foregoing, each Acquired Fund shall endeavor in good faith to discharge all of its known liabilities and obligations to the extent possible prior to the Effective Time.

1.4                                 LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable, each Acquired Fund (a) will distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, an “Acquired Fund Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange for their Acquired Fund Shares, and (b) will thereupon proceed to terminate as set forth in paragraph 1.8.  That distribution will be accomplished by New RIC’s transfer agent’s opening accounts on its books in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Pursuant to that transfer, each Acquired Fund Shareholder’s account will be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Acquired Fund Shares that Acquired Fund Shareholder holds as of the Effective Time, which Acquiring Fund Shares will have an aggregate net asset value equal to and calculated in the same manner as the aggregate net asset value of those Acquired Fund Shares.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, will simultaneously be canceled on each Acquired Fund’s share transfer books.  New RIC shall not issue certificates representing the

Acquiring Fund Shares issued in connection with the Reorganization.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time with respect to all Acquired Fund Shares that such Acquired Fund Shareholder held of record as of the Effective Time.

1.5                                 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the respective Acquiring Fund’s transfer agent.  Acquiring Fund Shares will be issued in the manner described in the respective Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

1.6                                 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than that of the registered holder on any Acquired Fund’s share transfer books of the Acquired Fund Shares actually or constructively exchanged therefor shall, as a condition of such issuance, be paid by the person to whom such Acquiring Fund Shares are to be issued.

1.7                                 REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Funds, including the responsibility for filing of regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state, and local tax authorities and any other relevant regulatory authority, is and shall remain the responsibility of the respective Acquired Fund with respect to all whole and partial periods ending on the date on which it is terminated.

1.8                                 TERMINATION.  As soon as reasonably practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, Old RIC shall make all filings and take all other steps as shall be necessary and proper to effect each Acquired Fund’s termination as a series of Old RIC.  After the Effective Time, Old RIC shall not conduct any business with respect to the Acquired Funds other than in connection with the liquidation and termination thereof.

ARTICLE II

CLOSING AND EFFECTIVE TIME

2.1                                 The closing of the Reorganization, including related acts necessary to consummate the same (the “Closing”), shall be held at the offices of the New RIC’s Counsel (as defined in paragraph 6.2), 77 W. Wacker Drive, Suite 3100, Chicago, IL 60601, on July 16, 2010 or at such other place and/or on such other date as to which the Investment Companies may agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of regular trading on the New York Stock Exchange (i.e., 4:00 p.m., Eastern time) on the Closing Date (“Effective Time”).

ARTICLE III

CERTIFICATES TO BE DELIVERED AT THE CLOSING

3.1                                 CUSTODIAN’S CERTIFICATE.  Portfolio securities of the Acquired Funds that are not held in book-entry form shall be made available by the Acquired Funds to the Acquiring Funds’ custodian, for examination, no later than five business days preceding the Closing Date, and shall be transferred and delivered by each Acquired Fund as of the Effective Time for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers.  The Acquired Funds shall direct U.S. Bank, N.A. (the “Custodian”), as custodian for the Acquired Funds, to deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Acquired Funds’ assets are deposited, each Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of federal funds on the Closing Date.  Old RIC shall use its reasonable best efforts to cause the Custodian to deliver, within three business days after the Closing, a certificate of an authorized officer stating that (a) each Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date and (b) except as provided by Section 1.6 hereof, all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Acquired Fund.

3.2                                 TRANSFER AGENTS’ CERTIFICATES.  Old RIC shall use its reasonable best efforts to cause U.S. Bancorp Fund Services, LLC (“USBFS”), as transfer agent for the Acquired Funds as of the Closing Date, to deliver, within three business days after the Closing, a certificate of an authorized officer stating that (a) its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of full and fractional outstanding shares owned in the applicable Acquired Fund by each such shareholder as of the Effective Time and (b) such information is accurately and fully set forth on a schedule attached thereto (“Old RIC’s Transfer Agent’s Certificate”).  New RIC shall use its reasonable best efforts to cause USBFS, as transfer agent to the Acquiring Funds as of the Closing Date, to deliver, within three business days after the Closing (a) a confirmation evidencing that the Acquiring Fund Shares have been credited at the Effective Time to each Acquired Fund’s account on the books of the corresponding Acquiring Fund and (b) a certificate as to the opening of accounts on those books in the Acquired Fund Shareholders’ names.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts, and other documents, if any, as such other party or its counsel may reasonably request and a certificate executed in its name by its President or Treasurer in form and substance reasonably satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct as of the Effective Time except as they may be affected by the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF OLD RIC.  Except as has been disclosed to New RIC in a written instrument executed by an officer of Old RIC, Old RIC represents and warrants to New RIC and each Acquiring Fund, as applicable, as follows:

(a)           Each Acquired Fund is duly organized as a series of the Old RIC, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Old RIC’s Articles of Incorporation (the “Old RIC Articles”) to own all of its properties and assets and to carry on its business as it is now being conducted.

(b)           Old RIC is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of each Acquired Fund under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.

(c)           Upon effectiveness of the Registration Statement (as defined in subparagraph (u)), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)           The current Prospectus and Statement of Additional Information of each Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           At the Effective Time, each Acquired Fund will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, except those liens and encumbrances as to which the corresponding Acquiring Fund has received notice, and upon delivery and payment for the Assets, the corresponding Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by New RIC.

(f)            The Acquired Funds are not currently operating in, and subject to shareholder approval of the Reorganization, the execution, delivery, and performance of this Agreement will not cause a, material violation of the Old RIC Articles or Old RIC’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Old RIC, on behalf of an Acquired Fund, is a party or by which it is bound, other than as disclosed in writing to New RIC.

(g)           The execution, delivery, and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment, or decree to which Old RIC, on behalf of an Acquired Fund, is a party or by which it, on behalf of an Acquired Fund, is bound that would materially and adversely affect an Acquired Fund’s business or its ability to consummate the transactions contemplated by this Agreement, other than as disclosed in writing to New RIC.

(h)           The Acquired Funds and Old RIC, on behalf of the Acquired Funds, have no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business) that if terminated will result in material liability to any Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from any Acquired Fund, other than as disclosed in writing to New RIC.

(i)            Except as otherwise disclosed in writing to and accepted by New RIC, no litigation, administrative proceeding, action or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the best of its knowledge, threatened against Old RIC or the Acquired Funds that, if adversely determined, would materially and adversely affect any Acquired Fund’s financial condition, the conduct of Old RIC’s business or the ability of Old RIC, on behalf of the Acquired Funds, to consummate the transactions contemplated by this Agreement.  Old RIC, on behalf of the Acquired Funds, knows of no facts that are reasonably likely to form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects any Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(j)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedules of Investments (each, a “Statement”) of the Acquired Small Cap Fund and Acquired SMID Fund at June 30, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP, and such statements (copies of which have been furnished to New RIC) present fairly, in all material respects, the financial condition of such Acquired Funds as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of any such Acquired Fund of a material amount required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

(k)           New RIC has been furnished with (i) unaudited Statements of Operations and Changes in Net Assets of the Acquired Funds at December 31, 2009 and (ii) unaudited Schedules of Investments of the Acquired Funds at March 31, 2010.  These Statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Funds as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of any Acquired Fund of a material amount required to be reflected on a balance sheet in accordance with U.S. GAAP as of such date not disclosed therein.

(l)            Since the respective date of such Statements described in the preceding paragraph, there have been no material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by any Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by New RIC (for the purposes of this subparagraph (l), a distribution of net investment income and/or net realized capital gains, a change in portfolio securities, a change in market value of portfolio securities, a decline in the net asset value per Acquired Fund Share, a discharge of an Acquired Fund’s liabilities or a net redemption of Acquired Fund Shares shall not constitute a material adverse change).

(m)          On the Closing Date, to the best of Old RIC’s knowledge, no federal, state, local or foreign tax return is currently under audit, and no assessment has been asserted with respect to such returns.

(n)           There are no material legal, administrative, or other proceedings or investigations pending or, to the knowledge of Old RIC, threatened against the Acquired Funds.

(o)           There are no material contracts outstanding (other than this Agreement) to which the Acquired Funds are a party other than those entered into in the ordinary conduct of its business.

(p)           Each Acquired Fund has elected to be, and has qualified for treatment under Subchapter M of the Code as, a “regulated investment company” under the Code (a “Regulated IC”) as of and since its first taxable period; has been a Regulated IC at all times since its respective first taxable year when it so qualified; and qualifies and shall continue to qualify for treatment as a Regulated IC for its respective taxable years that include the Closing Date.  No Acquired Fund has at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  On the Closing Date, each Acquired Fund has duly filed all federal, state, local and foreign tax returns, dividend reporting forms and other tax-related reports that are required to have been filed on or before such date (including any extensions) and are correct in all material respects, and all taxes of each Acquired Fund that are due and payable have been paid or adequately provided for on the books of such Acquired Fund, except for amounts disclosed on Schedule 4.1(p) hereof.  Each Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and are not liable for any material penalties that could be imposed thereunder.

(q)           Old RIC will provide true and correct copies or originals of such books and records of the Acquired Funds to New RIC for purposes of preparing any tax returns or other documents or instruments required by law to be filed by New RIC after the Closing Date.

(r)            All issued and outstanding shares of the Acquired Funds are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in compliance in all material respects with all applicable registration or qualification requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Funds will, at the time of the Closing, be held by the persons and in the amounts set forth in the schedule attached to Old RIC’s Transfer Agent’s Certificate.  The Acquired Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and has no outstanding securities convertible into Acquired Fund Shares.

(s)           The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Old RIC; and subject to approval by each Acquired Fund’s shareholders and assuming the due authorization, execution and delivery of this Agreement by New RIC, this Agreement constitutes a valid and binding obligation of Old RIC on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(t)            The information to be furnished by Old RIC for use in no action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(u)           From the effective date of the Registration Statement (as defined below) through the time of the special meeting of the Acquired Funds’ shareholders called for the purpose of voting on the Reorganization, among other matters (the “Special Meeting”), and on the Closing Date, any written information furnished by Old RIC for use in the Proxy Statement/Prospectus (as defined below), the Registration Statement or any other materials provided in connection with the Reorganization did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.  For the purposes of this Agreement, the term “Registration Statement” means the registration statement on Form N-14 prepared and filed by New RIC under the 1933 Act, relating to the Acquiring Fund Shares, and the term “Proxy Statement/Prospectus” means the proxy statement of the Acquired Funds and the prospectus of the Acquiring Funds relating to the Special Meeting and included within the Registration Statement.

(v)           Each Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization in furtherance of this Agreement.

(w)          The Liabilities to be assumed by the Acquiring Funds (and the Liabilities, if any, that are secured by the Assets) were incurred in the ordinary course of the Acquired Funds’ business and are associated with the Assets.

(x)            The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be equal to the fair market value of the Acquired Fund Shares it actually or constructively surrenders in the Reorganization.  No Acquired Fund Shareholder will receive consideration other than Acquiring Fund Shares.

(y)           No Acquired Fund is under the jurisdiction of a court in a “title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(z)            The fair market value of the Assets will equal or exceed the sum of the Liabilities assumed by the Acquiring Funds plus the amount of Liabilities, if any, that are secured by the Assets.

(aa)         The Acquired Funds have no unpaid organizational fees or expenses that have not previously been disclosed in writing to New RIC.

(bb)         The Acquired Funds have valued, and will continue to value, their portfolio securities and other assets in accordance with applicable legal requirements.

(cc)         The Acquired Funds’ investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in each respective Acquired Fund’s Prospectus, except as previously disclosed in writing to New RIC.

(dd)         The Acquiring Fund Shares to be issued to the Acquired Funds pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(ee)         No expenses incurred by the Acquired Funds or on their behalf in connection with the Reorganization will be paid or assumed by the Acquiring Funds unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Funds or any of their shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(ff)           The Acquired Fund Shareholders will pay their personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

4.2           REPRESENTATIONS OF NEW RIC.  Except as has been disclosed to Old RIC in a written instrument executed by an officer of New RIC, New RIC, on behalf of the Acquiring Funds, represents and warrants to Old RIC and each Acquired Fund, as applicable, as follows:

(a)           Each Acquiring Fund will be duly organized, as of the Effective Time, as a series of New RIC, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under New RIC’s Articles of Incorporation (the “New RIC Articles”) to own all of its properties and assets and to carry on its business as it is now being conducted.

(b)           New RIC is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the registration of shares of each Acquiring Fund under the 1933 Act is, or will be on or before the Closing Date, in full force and effect.

(c)           Upon the effectiveness of the Registration Statement and the New RIC Registration Statement (as defined in subparagraph (d)), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(d)           The Prospectus and Statement of Additional Information of the Acquiring Funds filed as part of New RIC’s registration statement on Form N-1A with the Commission on March 23, 2010, as the same may be amended through the Closing Date by pre- or post-effective amendment as required by the Commission (the “New RIC Registration Statement”), which will become effective prior to the Closing Date, conform and, as of the effective date of the New RIC Registration Statement, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not and, as of the New RIC Registration Statement’s effective date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           No consideration other than Acquiring Fund Shares (and the Acquiring Funds’ assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(f)            There is no plan or intention for any Acquiring Fund to be dissolved following the Reorganization.

(g)           The execution, delivery and performance of this Agreement will not result in a material violation of the New RIC Articles or New RIC’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which New RIC, on behalf of the Acquiring Funds, is a party or by which it is bound, other than as disclosed in writing to Old RIC.

(h)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which New RIC, on behalf of the Acquiring Funds, is a party or by which it, on behalf of the Acquiring Funds, is bound that would materially and adversely affect its business or its ability to consummate the transactions contemplated by this Agreement, other than as disclosed in writing to Old RIC.

(i)            Except as otherwise disclosed in writing to and accepted by Old RIC, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the best of its knowledge, threatened against New RIC or the Acquiring Funds that, if adversely determined, would materially and adversely affect the Acquiring Funds’ financial condition, the conduct of New RIC’s business, or New RIC’s ability to consummate the transactions contemplated by this Agreement.  New RIC, on behalf of the Acquiring Funds, knows of no facts that are reasonably likely to form the basis for the institution of such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Funds’ business or its ability to consummate the transactions contemplated herein.

(j)            The Acquiring Funds were formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities, will never have had an operating business, and will have no issued or outstanding shares other than with respect to the Initial Shares (as defined in paragraph 6.4).

(k)           Acquiring Fund Shares to be issued and delivered to the Acquired Funds, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will be on or before the Closing Date, duly and validly issued and outstanding, fully paid and non-assessable and will be offered and sold in compliance in all material respects with applicable registration or qualification requirements of the 1933 Act and state securities laws.  The Acquiring Funds have no outstanding options, warrants or other rights to subscribe for or purchase any shares of any Acquiring Fund, including the Acquiring Fund Shares, and have no outstanding securities convertible into any such shares.

(l)            The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of New RIC; and subject to approval by the Acquired Funds’ shareholders and assuming the due authorization, execution, and delivery of this Agreement by Old RIC, this Agreement constitutes a valid and binding obligation of New RIC with respect to the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(m)          The information to be furnished by New RIC for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the effective date of the Registration Statement through the time of the Special Meeting and on the Closing Date, any written information furnished by New RIC with respect to the Acquiring Funds for use in the Proxy Statement/Prospectus, the Registration Statement or any other materials provided in connection with the Reorganization did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           The Acquiring Funds have no unpaid organizational fees or expenses.

(p)           Each Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code) and shall not take any action inconsistent with efforts to qualify for treatment as a Regulated IC in the future.

(q)           The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be equal to the fair market value of the Acquired Fund Shares actually or constructively surrendered in the exchange.  No Acquired Fund Shareholder will receive consideration other than Acquiring Fund Shares.

(r)            Immediately following consummation of the Reorganization, (i) the Acquired Fund Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization, and (ii) each Acquiring Fund will hold the same assets and be subject to the same liabilities that the corresponding Acquired Fund held or were subject to immediately before the Reorganization.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE.  The Acquired Funds will operate its business in the ordinary course between the date of this Agreement and the Closing Date (subject to the following sentence), it being understood that such ordinary course of business will include payment of customary dividends and other distributions and shareholder redemptions.  Notwithstanding the preceding sentence, Old RIC will not permit any new sales of Class Y shares of the Acquired SMID Fund and will, prior to the Closing Date, redeem any initial share or shares issued thereof.

5.2           APPROVAL OF SHAREHOLDERS.  Old RIC will call the Special Meeting to consider and act upon this Agreement.

5.3           ADDITIONAL INFORMATION.  Old RIC will assist New RIC in obtaining such information as New RIC reasonably requests concerning the beneficial ownership of the Acquired Fund Shares as permitted by shareholder account registrations.

5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, each Investment Company will take or cause to be taken, all action, and do or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           LIQUIDATING DISTRIBUTION.  As soon as is reasonably practicable after the Closing, the Acquired Funds will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.  As soon as practicable, but in no event later than three months following the date that all Assets are transferred to the Acquiring Funds, the Acquired Funds will be terminated as a series of Old RIC.

5.6           FULFILLMENT OF CONDITIONS.  Each Investment Company shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7           DELIVERY OF INSTRUMENTS.  Each Investment Company, on behalf of its Funds, covenants that it will, from time to time, as and when reasonably requested by the other

Investment Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such other Investment Company, on behalf of its Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Old RIC’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) New RIC’s, on behalf of the Acquiring Funds, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.8           REORGANIZATION UNDER THE CODE.  It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither Investment Company shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as such a reorganization.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OLD RIC

The obligations of Old RIC to consummate the transactions provided for herein shall be subject, at its election, to the performance by New RIC of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

6.1           All representations, covenants, and warranties of New RIC contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  New RIC shall have delivered to Old RIC at the Closing a certificate executed in the Acquiring Funds’ names by New RIC’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Old RIC and dated as of the Closing Date, to such effect and as to such other matters as Old RIC shall reasonably request.

6.2           Old RIC shall have received on the Closing Date an opinion from Greenberg Traurig, LLP, counsel to New RIC (“New RIC’s Counsel”), dated as of the Closing Date, in a form reasonably satisfactory to the Old RIC, covering opinions substantially to the effect that:

(a)           The Acquiring Funds are a series of shares of New RIC duly established and designated by the New RIC Articles.  New RIC is a corporation validly existing and in good standing under the Maryland General Corporation Law, as amended.  The New RIC Articles provide New RIC, on behalf of the Acquiring Funds, with the corporate power necessary for each Acquiring Fund to own its properties and assets and conduct its business as described in the Registration Statement.

(b)           New RIC is registered with the Commission as an investment company under the 1940 Act.  Based solely on telephonic advice by staff of the Commission, the Registration Statement has been declared effective by the Commission under the 1933 Act.  To the knowledge of New RIC’s Counsel, based solely on a telephone conversation with staff of the Commission, New RIC’s Counsel is not aware of any stop order suspending the effectiveness of the Registration Statement, and, to the knowledge of New RIC’s Counsel, no stop order proceedings for such purpose are pending by the Commission.

(c)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action by New RIC, on behalf of the Acquiring Funds, this Agreement has been duly executed and delivered by New RIC, on behalf of the Acquiring Funds, and, assuming that the Registration Statement and the Proxy Statement/Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act, this Agreement constitutes a valid and binding obligation of New RIC, on behalf of the Acquiring Funds, enforceable against New RIC and each Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)           The Acquiring Fund Shares to be delivered pursuant to this Agreement (i) are effectively registered under the 1933 Act and (ii) are duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable.

(e)           To the knowledge of New RIC’s Counsel, no consent, approval, authorization or order of or filing with any federal or Maryland court or governmental authority is required for New RIC’s execution and delivery of this Agreement, and the receipt of the Assets and the assumption of the Liabilities by the Acquiring Funds in accordance with this Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Act or the 1940 Act, and (b) those that may be required under state securities or blue sky laws (as to which New RIC’s Counsel need express no opinion).

(f)            The execution and delivery of this Agreement did not, and the receipt of the Assets and the assumption of the Liabilities by the Acquiring Funds in accordance with this Agreement will not, violate the New RIC Articles or New RIC’s By-laws.

6.3           The New RIC Registration Statement with respect to the Acquiring Funds has been declared effective by the Commission.

6.4           Prior to the Closing Date, New RIC shall have authorized the issuance of and shall have issued an Acquiring Fund Share of each Acquiring Fund (the “Initial Shares”) to Manager in consideration of the payment of a reasonable offering price of such Initial Share, as determined by New RIC’s Board, for the purpose of enabling Manager to vote to (a) approve the investment advisory agreement between New RIC, on behalf of the Acquiring Funds, and the Manager, (b) approve any plan adopted by the Acquiring Funds pursuant to Rule 12b-1 under the 1940 Act, and (c) take such other steps related to the inception, establishment and organization of the Acquiring Funds as deemed necessary or appropriate by the Board in order to conform the Acquiring Funds to the description of the Acquiring Funds included in the Proxy Statement/Prospectus.  At or before the Effective Time, the Initial Shares shall be redeemed by the Acquiring Funds for the price at which they are issued.

6.5           The Investment Companies shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued pursuant to paragraph 1.1(a) in connection with the Reorganization.

6.6                                 New RIC, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by New RIC, on behalf of the Acquiring Funds, on or before the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW RIC

The obligations of New RIC to consummate the transactions provided for herein shall be subject, at its election, to the performance by Old RIC of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1                                 All representations, covenants, and warranties of Old RIC contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  Old RIC shall have delivered to New RIC at the Closing a certificate executed in the Acquired Funds’ names by the Old RIC’s President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to New RIC and dated as of the Closing Date, to such effect and as to such other matters as New RIC shall reasonably request.

7.2                                 New RIC shall have received on the Closing Date an opinion from Godfrey & Kahn, S.C., counsel to the Old RIC (“Old RIC’s Counsel”), dated as of the Closing Date, in a form reasonably satisfactory to New RIC, covering opinions substantially to the effect that:

(a)                                  Old RIC is a corporation validly existing and in good standing under the Maryland General Corporation Law, as amended.  The Old RIC Articles provide Old RIC, on behalf of the Acquired Funds, with the corporate power necessary for each Acquired Fund to own its properties and assets and conduct its business as described in its registration statement on Form N-1A, as amended.

(b)                                 Old RIC is registered with the Commission as an investment company under the 1940 Act, and such registration statement is in full force and effect.

(c)                                  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action by Old RIC, on behalf of the Acquired Funds, this Agreement has been duly executed and delivered by Old RIC, on behalf of the Acquired Funds, and, assuming that the Registration Statement and the Proxy Statement/Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act, this Agreement constitutes a valid and binding obligation of Old RIC, on behalf of the Acquired Funds, enforceable against Old RIC in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)                                 To the knowledge of Old RIC’s Counsel, no consent, approval, authorization or order of or filing with any federal or Maryland court or governmental authority is required for Old RIC’s execution and delivery of this Agreement, and the transfer of the

Assets to the Acquiring Funds in accordance with this Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Act or the 1940 Act, and (b) those that may be required under state securities or blue sky laws (as to which Old RIC’s Counsel need express no opinion).

(e)                                  The execution and delivery of this Agreement did not, and the transfer of the Assets to the Acquiring Funds and the performance by Old RIC of its other obligations under this Agreement will not, violate the Old RIC Articles or Old RIC’s By-laws.

7.3                                 Old RIC shall have delivered to New RIC a statement of the Acquired Funds’ assets and liabilities, together with a list of the Acquired Funds’ portfolio securities showing the adjusted tax basis and holding period of such securities by lot, as of the Closing Date, certified by the President and the Treasurer of Old RIC.

7.4                                 The Investment Companies shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued pursuant to paragraph 1.1(a) in connection with the Reorganization.

7.5                                 Old RIC shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Old RIC on or before the Closing Date.

7.6                                 Old RIC shall have redeemed any and all issued and outstanding Class Y shares of the Acquired SMID Fund, pursuant to paragraph 5.1 above.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INVESTMENT COMPANIES

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Investment Company, the other Investment Company shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1                                 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the 1940 Act, Maryland law and the provisions of the Old RIC Articles and the Old RIC’s By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to New RIC.  Notwithstanding anything herein to the contrary, neither Investment Company may waive the conditions set forth in this paragraph 8.1; provided, however, that for the purposes of this paragraph 8.1, each Acquired Fund shall be treated as independent from the other Acquired Funds, and the inability of one Acquired Fund to obtain such requisite approval shall not prohibit the consummation of the transactions contemplated by this Agreement with respect to any other Acquired Funds that have obtained such requisite approval.

8.2                                 This Agreement and the transactions contemplated herein shall have been approved by the Board of each Investment Company in accordance with Rule 17a-8 under the

1940 Act, and each Investment Company shall have delivered to the other a copy of the resolutions approving this Agreement adopted by its Board, certified by the Secretary or equivalent officer.

8.3                                 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4                                 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Fund, provided that either party hereto may waive any such conditions for itself.

8.5                                 The Registration Statement and the New RIC Registration Statement with respect to the Acquiring Funds referred to in paragraph 4.2(d) shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6                                 The Investment Companies shall have received an opinion from New RIC’s Counsel, dated as of the Closing Date and addressed to them, as to the federal income tax consequences mentioned on Exhibit A, attached hereto and incorporated herein by reference (the “Tax Opinion”).  In rendering the Tax Opinion, New RIC’s Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which New RIC’s Counsel may treat as representations and warranties made to it, and, if New RIC’s Counsel requests, on representations and warranties made in separate letters addressed to it (collectively, the “Representations”).

8.7                                 Prior to the Closing, New RIC’s Board of Directors shall have approved an investment management agreement between New RIC, on behalf of the Acquiring Funds, and the Manager.

ARTICLE IX

EXPENSES

9.1                                 Except as otherwise provided for herein and subject to complying with the representations contained in paragraph 4.1(ee), (i) all Solicitation Expenses (as defined below) incurred in connection with this Agreement shall be paid by Manager, (ii) actual, out of pocket legal fees and expenses incurred by Subadministrator and certain of its affiliated persons, to the extent relating to the creation of New RIC or the preparation and filing of the Registration Statement and Proxy/Prospectus, in an amount not to exceed $40,000 shall be paid by Manager

(any such excess shall be borne by the Subadministrator) and (iii) all other Expenses (as defined below) shall be paid by (a) Subadministrator, in the case of its, Old RIC’s, the Acquired Funds’ and Subadministrator’s affiliated persons’ Expenses, or by (b) Manager, in the case of its, New RIC’s, the Acquiring Funds’ and Manager’s affiliated persons’ (excluding Subadministrator and its affiliated persons) Expenses.  For the purposes of this Agreement, the term “Solicitation Expenses” shall include only the actual, out of pocket expenses (excluding legal fees and expenses) associated with (i) the preparation and filing of the Registration Statement and the Proxy/Prospectus, (ii) obtaining SEC review, comment and consent to effectiveness of the Registration Statement and Proxy/Prospectus, (iii) the printing and mailing or otherwise transmitting the Registration Statement and Proxy/Prospectus to the shareholders of the Acquired Funds, (iv) retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information, (v) retaining a proxy solicitation firm, if and only if Manager determines in its reasonable discretion that hiring a firm is necessary, (vi) any special billings imposed by Old RIC’s auditors in connection with the Registration Statement and Proxy/Prospectus, and (vii) any other solicitation activities conducted by Manager or Subadministrator (in such case, with the consent of Manager) designed to obtain the approval of this Agreement by the Acquired Fund Shareholders, and such term specifically excludes, without limitation, any and all attorneys’ fees incurred by Old RIC’s Counsel in the preparation and negotiation of the terms and contents of the Registration Statement and Proxy/Prospectus.  As used in this Agreement, “Expenses” includes all other expenses (including all fees and expenses of counsel, accountants, financial advisors, experts and consultants to a party hereto and its affiliated persons) incurred by any persons listed in parts (iii)(a) or (b) of the first sentence of this paragraph 9.1 or on such person’s behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, including but not limited to the expenses related to obtaining and the delivery of the legal opinions required by paragraphs 6.2, 7.2 and 8.6, and any other costs and fees related to the other transactions contemplated hereby or by any other agreements between Manager and Subadministrator not specifically included in the Solicitation Expenses.  For the purposes of this paragraph 9.1, the term “affiliated person” shall have the meaning given in the 1940 Act.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL; CONFIDENTIALITY

10.1                           New RIC, on behalf of the Acquiring Funds, and Old RIC agree that neither has made to the other any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2                           The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of New RIC, on behalf of the Acquiring Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3                           Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by an Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the Investment Company may disclose such records and/or information as so approved.

ARTICLE XI

TERMINATION

11.1                           This Agreement may be terminated by the mutual agreement of New RIC and Old RIC.  In addition, either New RIC or Old RIC may at its option terminate this Agreement, by written notice to the other, at or prior to the Closing Date due to:

(a)                                  a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of written notice thereof;

(b)                                 a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)                                  a determination by the party’s Board that the consummation of the transactions contemplated herein is not in the best interest of the party.

11.2                           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Funds, the Acquired Funds, New RIC or Old RIC, or the respective Directors or officers to the other party or its Directors or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS AND NOTICES

12.1                           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Investment Companies; provided, however, that following the Special Meeting called by Old RIC pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

12.2                           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed:

In the case of Old RIC, to:

Frontegra Funds, Inc.

400 Skokie Blvd., Suite 500

Northbrook, IL 60062

Attn: William D. Forsyth III

with a copy to (which shall not constitute notice to Old RIC):

Godfrey & Kahn S.C.

780 North Water Street

Milwaukee, WI 53202

Attn: Carol Gehl and Ellen Drought

In the case of New RIC, to:

IronBridge Funds, Inc.

One Parkview Plaza, Suite 600

Oakbrook Terrace, IL 60181

Attn: John Davis

with a copy to (which shall not constitute notice to New RIC):

Greenberg Traurig, LLP

77 W. Wacker Drive

Suite 3100

Chicago, IL 60601

Attn: Paul K. Morton and Arthur Don

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1                           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2                           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3                           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4                           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5                           It is expressly agreed that the obligations of New RIC hereunder shall not be binding upon any of the Directors, shareholders, officers, agents, or employees of New RIC personally but shall bind only corporate property of the Acquiring Funds, as provided in the New RIC Articles.  The execution and delivery of this Agreement have been authorized by the Directors of New RIC on behalf of the Acquiring Funds and signed by authorized officers of New RIC, acting as such.  Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the corporate property of the Acquiring Funds as provided in the New RIC Articles.

13.6                           It is expressly agreed that the obligations of Old RIC hereunder shall not be binding upon any of the Directors, shareholders, officers, agents, or employees of Old RIC personally but shall bind only the corporate property of the Acquired Funds, as provided in the Old RIC Articles.  The execution and delivery of this Agreement have been authorized by the Directors of Old RIC and signed by authorized officers of Old RIC, acting as such.  Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the corporate property of the Acquired Funds as provided in the Old RIC Articles.

[Signature page immediately follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

IRONBRIDGE FUNDS, INC.,
on behalf of its series, IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Fund

By:
Name:	John G. Davis
Title:	President

FRONTEGRA FUNDS, INC.,
on behalf of its series, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund and Frontegra IronBridge Global Focus Fund

By:
Name:	William D. Forsyth III
Title:	President

Solely with respect to paragraph 9.1:

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By: IronBridge Capital GP, Inc., its general partner

By:
	Name:	Christopher Faber
	Title:	President

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

Exhibit A - Federal Income Tax Consequences

The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any material terms or conditions hereof and without taking into account any amendment hereof that New RIC’s Counsel has not approved), for federal income tax purposes:

(a)           The transfer of all of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Funds of the Liabilities (followed by the distribution of those Acquiring Fund Shares to the applicable Acquired Fund Shareholders and the termination of each Acquired Fund) should constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss should be recognized by the Acquiring Funds upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Funds of the Liabilities.

(c)           No gain or loss should be recognized by the Acquired Funds upon the transfer of the Assets to the Acquiring Funds in exchange for Acquiring Fund Shares and the assumption by the Acquiring Funds of the Liabilities or upon the distribution of those Acquiring Fund Shares to the applicable Acquired Fund Shareholders in exchange (whether actual or constructive) for such shareholders’ Acquired Fund Shares.

(d)           No gain or loss should be recognized by the Acquired Fund Shareholders upon the exchange (whether actual or constructive) of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis of Acquiring Fund Shares received by an Acquired Fund Shareholder pursuant to the Reorganization should be the same as the aggregate tax basis of the Acquired Fund Shares exchanged (whether actual or constructive) therefor by such shareholder.  The holding period of Acquiring Fund Shares received by an Acquired Fund Shareholder should include the period during which the Acquired Fund Shares exchanged (whether actual or constructive) therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the Effective Time.

(f)            Each Acquiring Fund’s tax basis of each Asset should be the same as the corresponding Acquired Fund’s tax basis of such Asset immediately prior to the Reorganization.  The holding period of each Asset in the hands of each Acquiring Fund should include the period during which that Asset was held by the corresponding Acquired Fund.

(g)           The Acquiring Funds should succeed to and take into account the federal income tax attributes of the Acquired Funds specified in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.  The Reorganization should not result in the termination of any Acquired Fund’s taxable year and the part of any Acquired Fund’s taxable year before the Reorganization should be included in the Acquiring Fund’s taxable year after the Reorganization for federal income tax purposes.

Notwithstanding paragraphs (b) and (f), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Each of Old RIC and New RIC will cooperate to make and certify the accuracy of its Representations.  Notwithstanding anything herein to the contrary, neither Old RIC nor New RIC may waive the condition set forth in paragraph 8.6 of the Agreement.

Appendix C - Shareholder Account Information - IronBridge Funds

The following information relates to the IronBridge Funds.  For the purposes of this Appendix C, references to the “Funds” or to any particular “Fund” refer to the IronBridge Funds, and not the series of Frontegra Funds, Inc.  Further, solely for the purpose of this Appendix C, references to “the Adviser” refer to IronBridge Capital Management, L.P.

Shareholder Information

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be a Fund’s NAV next determined after the Fund receives your request in proper form (i.e., all paperwork is completed accurately and signed and dated as appropriate).  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.  All of the Funds’ shares are subject to certain minimum initial and subsequent investment restrictions, which restrictions are disclosed in each Fund’s summary prospectus.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Mail and Wire Transfer Information.  Investments may be made by mail or wire.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “IronBridge Funds, Inc.” to:  [Insert Transfer Agent address].  For overnight deliveries, please use [Insert overnight Transfer Agent address].  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, the Adviser will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by Frontegra Strategies, LLC to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

The Small Cap Fund is currently closed to new investors.  While closed, the Small Cap Fund will generally not allow new investors to purchase shares of the Small Cap Fund.  However, existing shareholders may continue to purchase Fund shares, including through the automatic reinvestment of dividends.  In addition, new accounts may be

Appendix C to Combined Proxy Statement and Prospectus

established by existing clients and employees of the Adviser, in its discretion.  At the discretion of the Board of Directors, the Small Cap Fund may reopen to new investors at a later date.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at [insert Transfer Agent number] if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	[Insert Wire information]

Credit:	[insert information]

Further credit:	[insert information]

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “IronBridge Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: [Insert address].  For written redemption requests sent via overnight delivery, please use [Insert overnight address].  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of the Adviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when establishing or modifying certain services on an account;

•                  when changing account ownership;

•                  in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, the Adviser and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after initial purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable the Adviser and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Distribution Arrangements

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the

Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Exchange Privilege

You may exchange all or a portion of your investment from one Fund to another at any time by written request if you meet the minimum investment requirements for the Fund into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: [insert Transfer Agent address].  For written exchange requests sent via overnight delivery, please use [insert overnight address].

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

Shares of a Fund are sold at their NAV.  The NAV for a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by the Adviser in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

A Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that a Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Treatment

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gains.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  [insert Transfer Agent Address].  For overnight deliveries, please use [insert overnight address].  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.  Additionally, please see the Funds’ Statement of Additional Information for more information about taxes.

Appendix D - Financial Highlights

It is anticipated that pursuant to the Reorganization, each of the New Small Cap Fund, New SMID Fund and New Global Fund will respectively be the accounting survivor of the corresponding Fund.  The following financial highlights table is intended to help you understand the Small Cap Fund’s and SMID Fund’s financial performance for the past five (5) years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions).  Except where noted, this information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report.  Because the Global Fund does not have a full year of operations as of the date hereof, financial information for the Global Fund is included only for the period from its inception through December 31, 2009, which information, along with the Small Cap Fund’s and SMID Fund’s unaudited financial results for the six-month period ended December 31, 2009, is included in the Funds’ Semi-Annual Report.

Each of the foregoing Annual Report and Semi-Annual Report, and all information, financial statements and reports contained therein related to the Funds, is incorporated herein by reference and therefore legally is a part of this Appendix D.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

	Six-Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$11.80		$17.03	$20.35	$18.25	$16.14	$15.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		0.05	0.02	—	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	2.31		(4.53)	(1.16)	3.82	2.25	1.38
Total Income (Loss) from Investment Operations	2.33		(4.48)	(1.14)	3.82	2.28	1.35

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.01)	(0.01)	(0.02)	—	—
From net realized gain on investments	—		(0.74)	(2.17)	(1.70)	(0.17)	(1.04)
Total Distributions	(0.04)		(0.75)	(2.18)	(1.72)	(0.17)	(1.04)

Net Asset Value, End of Period	$14.09		$11.80	$17.03	$20.35	$18.25	$16.14

Total Return	19.78	%(1)	(26.00)%	(6.07)%	22.11%	14.20%	8.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$390,056		$296,445	$400,032	$432,403	$404,219	$319,081
Ratio of expenses to average net assets
Before waivers and reimbursements	1.07	%(2)	1.09%	1.07%	1.07%	1.08%	1.11%
Net of waivers and reimbursements	1.07	%(2)	1.09%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40	%(2)	0.40%	0.10%	(0.01)%	0.17%	(0.28)%
Net of waivers and reimbursements	0.40	%(2)	0.40%	0.09%	(0.08)%	0.15%	(0.27)%
Portfolio turnover rate	17	%(1)	39%	53%	34%	60%	56%

(1)           Not annualized.

(2)          Annualized

Appendix D to Combined Proxy Statement and Prospectus

FRONTEGRA IRONBRIDGE SMID FUND

	Six-Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005(1)
Net Asset Value, Beginning of Period	$8.24		$11.23	$13.36	$11.07	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		0.03	0.02	0.01	0.06 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments	1.49		(2.93)	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from Investment Operations	1.50		(2.90)	(0.96)	2.44	1.10	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.01)	(0.02)	— (3)	(0.03)	—
From net realized gain on investments	—		(0.08)	(1.15)	(0.15)	—	—
Total Distributions	(0.03)		(0.09)	(1.17)	(0.15)	(0.03)	—

Net Asset Value, End of Period	$9.71		$8.24	$11.23	$13.36	$11.07	$10.00

Total Return	18.19	%(4)	(25.78)%	(7.48)%	22.25%	11.02%	0.00	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$449,749		$307,973	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements	0.93	%(5)	0.96%	0.96%	0.98%	1.08%	1.49	%(5)
Net of waivers and reimbursements	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.53	%(5)	0.54%	0.19%	0.08%	0.15%	0.35	%(5)
Net of waivers and reimbursements	0.51	%(5)	0.55%	0.20%	0.10%	0.28%	0.89	%(5)
Portfolio turnover rate	19	%(4)	46%	71%	71%	91%	44	%(4)

(1)           Commenced operations on December 31, 2004.

(2)           Per share net investment income has been calculated using the daily average share method.

(3)           Less than one cent per share.

(4)           Not annualized.

(5)           Annualized

FRONTEGRA IRONBRIDGE GLOBAL FOCUS FUND

	Period Ended December 31, 2009(1) (unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.12
Total Income (Loss) from Investment Operations	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.01)
From net realized gain on investments	—
Total Distributions	(0.01)

Net Asset Value, End of Period	$10.12

Total Return	1.31	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,473
Ratio of expenses to average net assets
Before waivers and reimbursements	1.44	%(3)
Net of waivers and reimbursements	1.00	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.04	%(3)
Net of waivers and reimbursements	0.48	%(3)
Portfolio turnover rate	14	%(2)

(1)           Commenced operations on September 18, 2009

(2)           Not annualized

(3)           Annualized

TABLE OF CONTENTS

[xx - update]

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated [                    , 2010] (the “Prospectus”) for the special meeting of the shareholders of the Frontegra IronBridge Small Cap Fund (“Old Small Cap Fund”), Frontegra IronBridge SMID Fund (“Old SMID Fund”) and Frontegra IronBridge Global Focus Fund (“Old Global Fund” and, together with the Old Small Cap Fund and Old SMID Fund, collectively, the “Old Funds”), each of which is a series of Frontegra Funds, Inc. (“Frontegra”), related to the proposed reorganization of the Old Small Cap Fund, Old SMID Fund and Old Global Fund, respectively, into the IronBridge Frontegra Small Cap Fund (“Small Cap Fund”), the IronBridge Frontegra SMID Fund (“SMID Fund”) and IronBridge Frontegra Global Fund (the “Global Fund” and, together with the Small Cap Fund and the SMID Fund, each a “Fund” and collectively the “Funds”), each of which is a newly formed series of IronBridge Funds, Inc. (the “Company”).

A copy of the Prospectus is available without charge upon request to the address or toll-free telephone number below, or you can visit the Company’s website at [Insert website].

STATEMENT OF ADDITIONAL INFORMATION TO THE

COMBINED PROXY STATEMENT AND PROSPECTUS OF

IronBridge Funds, Inc.’s

Ticker Symbol

IronBridge Frontegra Small Cap Fund	[Ticker]

IronBridge Frontegra SMID Fund	[Ticker]

IronBridge Frontegra Global Fund	[Ticker]

Distributed by:

FRONTEGRA STRATEGIES, LLC
(847) 509-9860

This Statement of Additional Information is dated [                      , 2010].

TABLE OF CONTENTS

Page

[XX - UPDATE]

You should rely only on the information contained in this SAI and the Prospectus dated [            , 2010]. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on February 26, 2010.

Each Fund is a diversified series of the Company. The Company may offer separate series or classes of shares representing interests in separate portfolios of securities. Currently, the Company offers four separate series, three of which are discussed in this SAI. The Board of Directors of the Company (the “Board”) has established one class of shares of common stock with respect to each series of the Company as shown below.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes. The number of shares authorized for each of the Company’s series is set forth in the table below:

Fund	Number of Authorized Shares

IronBridge Frontegra Small Cap Fund	50,000,000

IronBridge Frontegra SMID Fund	75,000,000

IronBridge Frontegra Global Fund	50,000,000

IronBridge Large Cap Fund*	50,000,000

* While shares of the IronBridge Large Cap Fund are authorized, shares of that Fund are being offered neither by the Prospectus nor by this Statement of Additional Information.  You may contact the Company at [insert number] for more information concerning the Large Cap Fund.

The assets belonging to each series are held separately by the custodian, [Insert Custodian], and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series affected, and matters affecting only one series are voted upon only by that series. Fractional shares of common stock, irrespective of series, have proportional voting rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board. Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

Please see the Prospectus for a discussion of the Funds’ investment objectives, principal investment strategies and fundamental and non-fundamental investment restrictions.  The Funds’ investment objectives and fundamental investment restrictions may not be changed without the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Prospectus.

Recent Market Events

During 2008 and 2009, U.S. and international markets experienced dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to IronBridge Capital Management, L.P., each Fund’s investment adviser (the “Adviser”) and in the case of the Global Fund, to IronBridge International Ltd., the Global Fund’s subadviser (the “Subadviser”), the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser and Subadviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

A Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. When a Fund takes such a position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.                                       U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage

Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a secured lending credit facility, and has agreed to provide up to $200 billion of capital to each entity as needed. However, there is no assurance that such actions will be successful.

2.                                       Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $100,000. Therefore, certificates of deposit purchased by a Fund may not be fully insured. On October 3, 2008, FDIC deposit insurance was increased from $100,000 to $250,000 per depositor at least through December 31, 2009.  That temporary increase has been extended to run through December 31, 2013, returning to $100,000 per depositor on January 1, 2014 unless that date is further extended.

3.                                       Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.                                       Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and Subadviser monitor the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Adviser and Subadviser do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.                                       Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.                                       Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Adviser and Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Adviser or Subadviser, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least “A” or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch. A Fund may also invest in the short-term investment funds of its custodial bank.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Foreign Securities and Currencies

The Global Fund will invest, and the other Funds may invest, directly in securities of non-U.S. companies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, a Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies. A Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options. A Fund may (i) purchase stock index options for any purpose; (ii) sell stock index options in order to close out existing positions; and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of

Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the Adviser or Subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Futures Contracts. A Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. A Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures. A Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  A Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  A Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. A Fund’s use of currency- related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when IronBridge International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency- related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect a Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately- negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. A Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, a Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions. If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund. If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Domestic and Foreign Investment Companies

The Funds may, from time to time and subject to their investment restrictions, invest in securities of other domestic investment companies.  Further, some of the securities in which a Fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such domestic and foreign investment companies or other vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, a Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loans at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest. Dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

A Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser and Subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

Each Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund or Old Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs. The Board of Directors also oversees duties required by applicable state and federal law.  The Board of Directors exercises its duties of oversight through its committees listed below, as well as through regular quarterly meetings and such special meetings as the Board of Directors determines should be or are required to be called pursuant to applicable state and federal law.  The Board of Directors approves all significant agreements between the Company and companies that furnish services to the Company.  The Board of Directors has determined that its management structure, including its committee structure and risk oversight functions, exercised as a group and through its Audit Committee, is appropriate given the specific characteristics of and circumstances applicable to the Company, its Funds and the Funds’ investments.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. [Interested Director’s name] (indicated with an asterisk*) is deemed to be an “interested person” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.  The Board of Directors of the Company has determined that its members are adequately qualified to serve as Board members.

[Information regarding each Director’s qualifications, as well as chairman and, if necessary, lead independent director information to be provided by pre-effective amendment].

The business address of each Director and Officer listed below is One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.

Directors and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director

Independent Directors

[Name] Year of Birth: [Date]	Independent Director	Indefinite; since [date]	[insert]	4	[insert]

[Name] Year of Birth: [Date]	Independent Director	Indefinite, since [date]	[insert]	4	[insert]

[Name] Year of Birth: [Date]	Independent Director	Indefinite, since [date]	[insert]	4	[insert]

Inside (“Interested”) Directors

[Name]* Year of Birth: [Date]	Director	Indefinite, since [date]	[insert]	4	[insert]

Officers

John G. Davis	President, Secretary and	Indefinite, since	[insert]	N/A	[insert]

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director

Year of Birth: [Date]	Chief Executive Officer	March 9, 2010

Ty M. Baird Year of Birth: [Date]	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	[insert]	N/A	[insert]

[name] Year of Birth: [Date]	Chief Compliance Officer	Indefinite, since [date]	[insert]	N/A	[insert]

[Currently, Mr. Davis is the sole director of the Company.  Prior to the effective date of this registration statement and issuance of any shares of any Fund, Mr. Davis will be replaced by four directors that, as a group, satisfy the Fund governance standards under Rule 0-1(a)(7) of the 1940 Act as applicable to the Company]

The Board of Directors has one standing committee — an Audit Committee. Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor. The three independent directors — [insert names] — form the Audit Committee.  The Audit Committee, in conjunction with the Board of Directors as a whole, performs risk oversight functions for the Company.

The following table sets forth the dollar range of shares beneficially owned by each director in the [TBD] family of Funds as of December 31, 2009, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company	Aggregate Dollar Range of Equity Securities Beneficially Owned in [TBD] Family of Funds*

[Name](1)	None	[Insert Range]
[Name]	None	[Insert Range]
[Name]	None	[Insert Range]
[Name]	None	[Insert Range]

* The [TBD] Family of Funds consists of the Funds as well as the funds that are separate series of [TBD].  All of the series of [TBD] are distributed by Frontegra Strategies, LLC (the “Distributor”), the Company’s distributor.
(1) This Director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Funds because they were not offered for sale as of the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees, shareholders or partners of the Adviser, Subadviser, the Company’s principal underwriter or any person directly or indirectly controlling, controlled by or under common control with the foregoing entities, do not receive any remuneration from the Funds for serving as directors or officers.  Neither the Company nor any Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. [insert names of independent directors] did not receive any remuneration from the Fund during the fiscal year 2009 because the Fund had not commenced operations as of June 30, 2009.

Name	Total Compensation from the Company	Total Compensation from Fund Complex (1)

[Name]	None	$	[Insert Amount]
[Name]	None	$	[Insert Amount]
[Name]	None	$	[Insert Amount]

(1) The Company’s Fund Complex consists of the Funds and each series of [TBD].

CODE OF ETHICS

The Company, the Adviser, the Subadviser and the Distributor have all adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that governs all employees and other supervised persons of each such entity. Each Code of Ethics is based upon the principle that directors, partners, officers and employees of the Company, the Adviser, the Subadviser and the Distributor have a fiduciary duty to place the interests of Funds’ shareholders above their own. The Codes of Ethics address compliance with federal securities laws, gifts and personal trading and reporting.

The Company’s Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires access persons to preclear most transactions in initial public offerings and private placements. It also require access persons (including the independent directors of the Company) to report transactions to the Company’s Chief Compliance Officer. Moreover, access persons are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

The Adviser and Subadviser have each adopted a Code of Ethics that governs the personal trading activities of all “Access Persons.” Access Persons generally include all partners and officers of the Adviser and/or Subadviser, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by the Adviser and/or Subadviser.  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by the Adviser and/or Subadviser, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports. The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or that the Adviser and/or Subadviser considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction.

The Distributor’s Code of Ethics permits access persons (as defined in the Distributor’s Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons to report transactions to the Company’s Chief Compliance Officer.  Moreover, access persons are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

PRINCIPAL SHAREHOLDERS

Please see the Prospectus for information regarding principal shareholders and control persons of the Funds and the Old Funds.

INVESTMENT ADVISER

The Adviser is the investment adviser to each of the Funds and each of the Old Funds. A brief description of the Funds’ investment advisory agreements is set forth in the Prospectus.  The Adviser’s general partner is

IronBridge Capital GP, Inc. (“IronBridge GP”), which has the sole authority to direct the management and policies of the Adviser.  IronBridge GP conducts no business other than acting as the general partner and controlling the management and policies of the Adviser.  The Subadviser is a wholly-owned subsidiary of the Adviser. Consequently, IronBridge GP, the Adviser and Subadviser are affiliates.

The Company, on behalf of the Funds, will enter into an investment advisory agreement with the Adviser (the “Advisory Agreement”). The Advisory Agreement will have an initial term of two years and will be required to be approved annually by the Board or by vote of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will be terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of a Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Adviser supervises the management of each Fund’s investments and business affairs, subject to the supervision of the Company’s Board. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the Funds pay to the Adviser a monthly advisory fee at the annual rate based upon the average daily net asset value of each Fund, as set forth below:

Fund	Advisory Fee
Small Cap Fund	1.00%
SMID Fund	0.85%
Global Fund	0.85%

The Adviser will enter into a subadvisory agreement with the Subadviser (the “Subadvisory Agreement”) under which the Subadviser will serve as the Global Fund’s subadviser and, subject to the Adviser’s supervision, will manage the Global Fund’s portfolio assets. The Subadviser will be compensated by the Adviser for its investment advisory services to the Global Fund and to other accounts. Pursuant to this arrangement, the Adviser pays the Subadviser a fee equal to the aggregate of costs and expenses incurred by the Subadviser in providing advisory services to the Adviser plus an additional amount based on a percentage of such expenses.

Pursuant to an expense cap agreement that will be entered into between the Adviser and the Company, on behalf of the Funds, the Adviser will contractually agree to waive its management fee and/or reimburse the Funds to ensure that the total operating expenses for the Funds do not exceed the percentage of a Fund’s average daily net assets set forth below:

Fund	Expense Cap
Small Cap Fund	1.10%
SMID Fund	0.95%
Global Fund	1.00%

The expense cap agreement will continue in effect until June 30, 2012, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal. Additionally, the Adviser will assume certain fees and expenses relating to the operation of the Funds pursuant to a subadministration agreement, described below, entered into by the Company, the Adviser and Frontegra Asset Management, Inc. (the “Subadministrator”).

Christopher C. Faber is the President of the Adviser and of the Adviser’s general partner. Jeffrey B. Madden is a Partner and Portfolio Manager of the Adviser. Ty M. Baird is the Chief Operating Officer of the Adviser.  Beth H. Murphy is the Chief Administration Officer of the Adviser. Samuel T. Eddins is a Partner and Director of Research of the Adviser. John G. Davis is the Chief Compliance Officer of the Adviser. Mr. Faber, Mr. Baird, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a “control person” of the Adviser due to their ownership of and/or their position with the Adviser.

Stephen Barrow is the Chief Investment Officer and a Director of the Subadviser. James Clarke is a Portfolio Manager and a Director of the Subadviser. Peter Rutter is a Portfolio Manager and a Director of the Subadviser. Mr. Barrows, Mr. Clarke and Mr. Rutter are each considered a “control person” of the Subadviser due to their ownership of and/or their position with the Subadviser.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

Each portfolio manager will be jointly responsible for the day-to-day management of the respective Fund he manages. Unless otherwise indicated, each portfolio manager jointly manages the day-to-day management of the other accounts set forth in the following table.

	Other Registered Investment Companies Managed by Portfolio Managers		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance - Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance- Based Fees

Small Cap Fund and SMID Fund IronBridge Capital Management, L.P.

Christopher C. Faber	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

Jeffrey B. Madden	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

Global Fund IronBridge International Ltd.

Stephen Barrow	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

James Clarke	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

Peter Rutter	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

IronBridge Capital Management, L.P.

Matthew Halkyard	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]	[xx]

Potential Conflicts of Interest

The Adviser’s and Subadviser’s individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles. The Adviser maintains compliance procedures, applicable to both the Adviser and Subadviser, with respect to areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of any Fund and the management of any other accounts. The Adviser’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

The compensation of the portfolio managers of the Funds will not be directly tied to the performance of the Funds. The portfolio managers of the Funds are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts. The Adviser’s and Subadviser’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in the Adviser.

Ownership of Fund Shares by Portfolio Managers

As of the date of this SAI, the Funds’ portfolio managers do not own any shares of the Funds because the Funds’ shares were not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds will not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (each a “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company, the Adviser and the Subadviser may disclose information about the Funds’ portfolio holdings, only in the following circumstances:

•                                          The Funds will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period. In addition, the Company will disclose the portfolio holdings of the Funds as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•                                          The Funds’ full portfolio holdings as of quarter-end will be posted on the Company’s website no earlier than 30 days after quarter-end.

•                                          The Funds’ full portfolio holdings as of quarter-end will be included in a quarterly report provided to certain shareholders of the Funds following posting of the portfolio holdings on the Company’s website.

•                                          The Adviser or Subadviser may disclose Fund portfolio holdings in regulatory filings and to the Company’s service providers (the administrator, Subadministrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Funds and Company. Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•                                          The portfolio holdings as of each quarter-end for the Funds may be disclosed to the rating agencies listed below no earlier than 30 days after quarter-end.

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.	Thomson Financial Services Vickers Stock Research Corporation Capital Bridge, Inc. Zacks Investment Research, Inc.

•                                          Disclosure of portfolio holdings as of a particular month-end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month-end.

•                                          The Funds’ top ten holdings as of a quarter-end may be included in Fund fact sheets following posting of the Funds’ top ten holdings as of quarter-end on the Company’s website.

•                                          The Funds’ portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Funds are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Funds’ shareholders and the Adviser or Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

•                                          The Adviser or Subadviser may disclose the Funds’ portfolio holdings to Risk Metrics Group for proxy voting services.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of its Board of Directors. No compensation or other consideration may be received by the Fund, the Adviser or the Subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer of the Company monitors compliance with the Disclosure Policy and reports any violations to the respective Board of Directors. The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Funds’ shareholders and those of the Adviser, Subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board of Directors of the Company has adopted proxy voting procedures that delegate to the Adviser and Subadviser, in the case of the Global Fund, the authority to vote proxies, subject to the supervision of the Board. The Adviser and Subadviser vote all proxies on behalf of the Funds in accordance with the Adviser’s proxy voting policies. In addition, the Board has authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf. The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of the Adviser and a Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

The Adviser’s proxy voting policies provide that the Adviser, or the Subadviser as applicable, will vote proxies with respect to client securities in a manner consistent with the best interest of clients and the Funds’ shareholders.  The Adviser has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise. Proxy solicitations that might involve a conflict of interest between the Adviser or Subadviser and client interests will be handled in one of the following ways:

•                                          Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the Adviser’s or Subadviser’s part;

•                                          Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•                                          Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•                                          Suggest that the client engage another party to determine how the proxy should be voted; or

•                                          Disclose the conflict to the client or, with respect to a Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Information regarding how the Funds vote proxies will be available without charge, either upon request, by calling toll free, [insert number], or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the particular Fund. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares. Information on brokerage commissions for the Funds is not provided because the Funds were not offered for sale until the date of this SAI.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to a Fund. The Adviser believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by a Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing its accounts. Not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Funds’ assets, [Name and address], will have custody of all securities and cash of the Funds, will deliver and receive payment for securities sold, will receive and pay for securities purchased, will collect income from investments and will perform other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

[Name and address], an affiliate of [Custodian’s name], will act as transfer agent and dividend-disbursing agent for the Funds (the “Transfer Agent”). The Transfer Agent will be compensated based on an annual fee per open account of $[xx], subject to minimum annual fees of $[xx] per Fund. There will be a fee of $[xx] per year for each additional fund.

ADMINISTRATOR AND FUND ACCOUNTANT

[Name] will provide administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, [Name] will calculate the daily net asset value of the Funds and will provide administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, [Name] will receive from the Funds, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of [insert rate] on the first [breakpoint] and [rate] on the average net assets in excess of [breakpoint], subject to an annual minimum of $[amount] (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.

SUBADMINISTRATOR

Frontegra Asset Management, Inc. (the “Subadministrator”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, will act as subadministrator of the Funds. Pursuant to a subadministration agreement, the Subadministrator will be compensated by the Adviser at the following annual rates as a percentage of each Fund’s average daily net assets for providing various compliance and administrative services to each Fund: 0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors of the Company by the shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor of the Funds, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of their shares. Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.

The Distribution Agreement related to the Funds will have an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of the Company or by a vote of a majority of a Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement will be terminable without penalty by the Company on behalf of the Funds on 60 days written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company or upon the occurrence of certain other events outlined in the Distribution Agreement, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  Since the Company has not yet commenced operations, the Funds have not paid any compensation to the Distributor as of the date hereof.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Funds are sold on a continuous basis at each Fund’s net asset value. Each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. A Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price. However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate. The Board may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind. Shares of the Funds may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the respective Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares. Securities accepted by a Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value. However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to a Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer. In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities. If a Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if a Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Funds are obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of a Fund being redeemed, whichever is less for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash, such as securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes. In this event, that Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to, and designated by the Fund as, “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders, and thus to qualified dividend income, is set at 15%.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that a Fund pays that is attributable to, and designated by the Fund as, qualified dividend income may be the noncorporate shareholders of the Fund as qualified dividend income. If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for designation as qualified dividend income. Certain holding period requirements applicable to both a Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If a Fund designates distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the Fund’s shareholders any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general and if applicable, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations. In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.

Based upon the number of shareholders of a Fund, a Fund could be considered to be a personal holding company (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”), currently at a rate of 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[Auditor and address], has been selected as the independent registered public accounting firm for the Funds. [Name] will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

It is anticipated that pursuant to the Reorganization, each Fund will be the accounting survivor the of the corresponding Old Fund.

INCORPORATION BY REFERENCE

The audited financial statements of the Old Small Cap Fund dated June 30, 2009 are incorporated by reference to the Old Small Cap Fund’s Annual Report to shareholders of Frontegra for the fiscal year ended June 30, 2009, filed with the Securities and Exchange Commission (“SEC”) on September 4, 2009, and therefore legally are part of this Statement of Additional Information.

The audited financial statements of the Old SMID Fund dated June 30, 2009 are incorporated by reference to the Old SMID Fund’s Annual Report to shareholders of Frontegra for the fiscal year ended June 30, 2009, filed with the SEC on September 4, 2009, and therefore legally are part of this Statement of Additional Information.

The unaudited financial statements of the Old Small Cap Fund, Old SMID Fund and Old Global Fund dated December 31, 2009 are incorporated by reference to the Old Funds’ Semi-Annual Report to shareholders of Frontegra for the period ended December 31, 2009, filed with the SEC on March 10, 2010, and therefore legally are part of this Statement of Additional Information.

Each of the foregoing Annual and Semi-Annual Reports filed with the SEC are incorporated herein by reference in their entirety and therefore legally are part of this Statement of Additional Information.  Further, the Old Small Cap and Old SMID Funds’ prospectus and statement of additional information filed with the SEC on October 28, 2009 and the Old Global Fund’s prospectus and statement of additional information filed with the SEC on September 17, 2009, are incorporated herein by reference and therefore legally are part of this Statement of Additional Information.

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 7.4 of IronBridge Funds, Inc.’s (the “Registrant” or the “Corporation”) Articles of Incorporation provides as follows:

7.4           Indemnification.  The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the general laws of the State of Maryland and the 1940 Act.  The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law.  Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability.  The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein.  No amendment of these Articles of  Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Section 6.1 of the Registrant’s By-Laws provides as follows:

6.1           Indemnification.  The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 16. Exhibits

See “Exhibit Index.”

Item 17. Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Oakbrook Terrace and State of Illinois, on the 9th day of April, 2010.

IronBridge Funds, Inc.	By:	/s/ John G. Davis
John G. Davis, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ John G. Davis
John G. Davis, President, Chief Executive Officer (principal executive officer), Secretary and sole initial director

/s/ Ty M. Baird
Ty M. Baird, Vice President, Treasurer and Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

			Filed	To be filed by
Exhibit No.	Exhibit	Incorporated by Reference to:	Herewith	Amendment

(1)	Registrant’s Articles of Incorporation	Exhibit 28(a) to Registrant’s registration statement filed on Form N-1A on March 23, 2010

(2)	Registrant’s By Laws	Exhibit 28(b) to Registrant’s registration statement filed on Form N-1A on March 23, 2010

(3)	None

(4)	Form of Agreement and Plan of Reorganization	Appendix B to the Combined Proxy Statement and Prospectus

(5)	None

(6.a)	Form of Investment Advisory Agreement between the Registrant and IronBridge Capital Management, L.P. (the “Adviser”)		X

(6.b)	Form of Subadvisory Agreement between the Adviser and IronBridge International, Ltd.		X

(6.c)	Form of Expense Cap/Reimbursement Agreement between the Registrant and the Adviser		X

(7.a)	Form of Distribution Agreement between the Registrant and the Frontegra Strategies, LLC (the “Distributor”)			X

(7.b)	Form of specimen of agreement between the Distributor and dealers			X

(8)	None

(9)	Form of Custody Agreement between the Registrant and [TBD]			X

(10)	None

(11)	Opinion and consent of Greenberg Traurig, LLP			X

(12)	Form of Tax Opinion and consent of Greenberg Traurig, LLP			X

(13.a)	Form of Transfer Agency Agreement between the Registrant and the [TBD]			X

(13.b)	Form of Fund Administration Agreement between the Registrant and [TBD]			X

(13.c)	Form of Subadministration Agreement between the Adviser and Frontegra Asset Management, Inc.			X

(13.d)	Form of Fund Accounting Agreement between the Registrant and [TBD]			X

(14)	Consent of Ernst & Young		X

(15)	Omitted Financial Statements - Not applicable

(16)	Powers of Attorney of [ ], as Directors of Registrant, dated [ ]			X

(17.a)	Annual Report to Shareholders of Frontegra Funds, Inc. (“Frontegra”), related to the Frontegra	Frontegra’s Certified Shareholder Report (Annual) filed on Form N-CSR

	IronBridge Small Cap Fund (“Old Small Cap Fund”) and Frontegra IronBridge SMID Fund (“Old SMID Fund”), dated June 30, 2009	on September 4, 2009

(17.b)	Semi-Annual Report to Shareholders of Frontegra, related to Old Small Cap Fund, Old SMID Fund and Frontegra IronBridge Global Focus Fund (“Old Global Fund”), dated December 31, 2010	Frontegra’s Certified Shareholder Report (Semi-Annual) filed on Form N-CSR on March 10, 2010

(17.c)	Old Global Fund’s Prospectus and Statement of Additional Information dated September 18, 2009	Parts A and B of Frontegra’s post-effective amendment to its registration statement filed on Form N-1A on September 17, 2009

(17.d)	Old Small Cap Fund’s and Old SMID Fund’s combined Prospectus and Statement of Additional Information dated October 30, 2009	Parts A and B of Frontegra’s post-effective amendment to its registration statement filed on Form N-1A on October 28, 2009

(17.e)	Form of Proxy Card		X